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                                                                    EXHIBIT 10.6


                       INTERNATIONAL ELECTRONIC COMMERCE
                              PROVIDER AGREEMENT

          THIS AGREEMENT is made as of February 14, 1997, between Sterling Commerce International Inc., a Delaware corporation ("STERLING COMMERCE"), with its principal offices at Dublin, Ohio (United States), a wholly owned subsidiary of Sterling Commerce, Inc., and Satyam Infoway (Private) Limited, an Indian corporation, with its principal offices at Chennai, India ("Company").

          WHEREAS, STERLING COMMERCE provides, facilitates, markets, licenses, sublicenses, maintains and/or supports certain (i) EC Network Services, (ii) EC Support Services, and (iii) EC Products, all as herein defined; and

          WHEREAS, STERLING COMMERCE provides, markets, licenses, sublicenses, maintains and/or supports certain EC Technology which supports or otherwise facilitates such EC Offerings, as herein defined; and

          WHEREAS, Company desires to obtain certain rights, to the extent stated below in this Agreement, to the EC Technology, and to market, provide, sublicense, install, facilitate, maintain and support the EC Offerings within the Territory, as herein defined; and

          WHEREAS, STERLING COMMERCE is willing to grant to Company, certain rights, to the extent stated below in this Agreement, related to the EC Technology and the ability to market, provide, sublicense, install, facilitate, maintain and support the EC Offerings in the aforementioned Territory, in accordance with the terms and subject to the conditions specified below;

          NOW, THEREFORE, the parties hereto agree as follows:

1.   DEFINITIONS
     -----------

1.1  EC Technology.  "EC Technology" collectively means:
     -------------

     (a) the proprietary technology provided to Company by STERLING COMMERCE, to the extent specified in Exhibit A, and as provided from time to time by STERLING COMMERCE pursuant to this Agreement, in support of and which facilitates the EC Network Services;


-----------------------
Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     (b) source code, machine-readable code and machine executable code ("EC Technology Software") that STERLING COMMERCE designates in its sole discretion, and makes available to Company from time to time, whether embedded on disc, tape, chip, electronic transfer form, or other media;

     (c) technical and user documentation ("EC Technology Documentation") for the EC Technology Software that STERLING COMMERCE makes generally available to other similar providers of the EC Network Services;

     (d) all modifications, enhancements, updates and revisions to the EC Technology Software or the EC Technology Documentation that STERLING COMMERCE may release to Company from time to time ("EC Technology Updates") pursuant to this Agreement; and

     (e) all copies of the EC Technology Software, the EC Technology Documentation or the EC Technology Updates, whether or not produced or otherwise copied by or for the benefit of STERLING COMMERCE or Company.

1.2  EC Network Services.  "EC Network Services" means the electronic commerce
     -------------------
("EC") related services as specified in Exhibit B to the extent modified, supplemented, or enhanced pursuant to this Agreement.

1.3  EC Support Services.  "EC Support Services" means those EC consulting,
     -------------------
education, support and training services offered by STERLING COMMERCE to Company (or subcontracted by Company for the benefit of the Company Customers), as more fully described in Section 4.10 below, to the extent modified, supplemented, or enhanced pursuant to this Agreement.

1.4  EC Products.  "EC Products" means those EC related software products, video
     -----------
products another materials and items as specified in Exhibit C, and to the extent modified, supplemented, or enhanced pursuant to this Agreement.

1.5  EC Offerings.  "EC Offerings" collectively means the EC Network Services,
     ------------
EC Support Services and EC Products hereunder.

1.6  Territory.  "Territory" means the geographic area set forth in Exhibit D.
     ---------

1.7  Prospective Subscribers.  "Prospective Subscribers" means those entities
     -----------------------
that: (a) are located within territory, and (b) request, desire to initiate, or are otherwise interested or may be interested in obtaining access to the EC Network Services from a computer ("CPU") located in the Territory, unless otherwise agreed to by the parties hereto.

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1.8   Subscriber.  "Subscriber" means those Prospective Subscribers which enter
      ----------
into EC Network Services agreements ("EC Network Contracts") with Company for the EC Network Services.

1.9   Prospective Customers.  "Prospective Customers" means those entities, that
      ---------------------
are located within the Territory and request, desire to obtain, or are otherwise interested or may be interested in obtaining (a) the EC Support Services (through a subcontract arrangement between STERLING COMMERCE and Company) to be performed within the Territory, or (b) sublicenses to the EC Products for use within the Territory, unless otherwise agreed to by the parties hereto.

1.10  Customer.  "Customer" means those Prospective Customers which enter into
      --------
EC Product licenses or product agreements ("EC Product Contracts") with Company for EC Products or EC support agreements ("EC Support Contracts") with Company under which such Support is to be performed by STERLING COMMERCE under a subcontract agreement with Company.

1.11  Prospects.  "Prospects" shall mean Prospective Customers and/or
      ---------
Prospective Subscribers.

1.12  Company Customer.  "Company Customer" means those entities which area
      ----------------
Subscriber and/or a Customer of Company.

1.13  Company Contract.  "Company Contract" means any EC Network Contract, EC
      ----------------
Product Contract or EC Support Contract, or any evaluation agreements as provided in Section 3.7.

2.    GRANT OF LICENSE; APPOINTMENT
      -----------------------------

2.1   General. Subject to this Agreement, including as stated in Sections 2.2(a)
      -------
and 2.2(d), STERLING COMMERCE hereby grants to Company, and Company hereby accepts from STERLING COMMERCE:

      (a) a non-exclusive and non-transferable right to the EC Technology to use it exclusively for providing, facilitating, maintaining and supporting the EC Offerings; and

      (b) a non-transferable right, to the extent stated in this Agreement, to market, provide, sublicense, install, facilitate, maintain and support the EC Offerings within the Territory.

2.2   Exclusivity; Transborder Rules.

      (a) Except as otherwise provided in Section 2.2(d) and as otherwise stated in this Section 2.2(a), nothing in this Agreement shall be deemed to limit STERLING COMMERCE's right, directly or indirectly, to further develop, market, facilitate, sublicense, install, maintain and support the EC Offerings and to appoint other remarketers, providers and distributors in or outside of the Territory to market, facilitate, sublicense, install, maintain and support the EC Technology and the EC Offerings in

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     or outside the Territory.  At STERLING COMMERCE's request, Company will offer and perform (to no less a degree than is required to be provided to the Company Customers) installation, maintenance, facilitation and support services to and for the benefit of those businesses ("Transborder Customers") within the Territory that have obtained EC Offerings from STERLING COMMERCE or its other remarketers, providers or distributors, subject to the applicable provisions of the transborder rules, which is attached hereto as Exhibit E

     (b) Company will not promote or solicit, nor is Company permitted to obtain orders or any agreements for, the EC Offerings outside of the Territory, without the prior written approval of STERLING COMMERCE.

     (c) Company will immediately notify STERLING COMMERCE if Company receives an inquiry or order (i) from any and all businesses located outside of the Territory concerning the possible use of any of the EC Offerings within the Territory, (ii) from any and all Company Customers located within the Territory concerning the possible use of any of the EC Offerings outside the Territory, or (iii) from any and all businesses concerning the possible use of the EC Offerings within and outside the Territory. All such inquiries or orders shall be processed in accordance with the Transborder Rules. Company will also immediately notify STERLING COMMERCE if Company receives an inquiry or order from any and all businesses located outside of the Territory concerning any of the EC Offerings to be installed or performed outside of the Territory.

     (d) During the term of this Agreement, and so long as Company makes all applicable exclusivity minimum payments (each an "Exclusivity Payment") set forth on Exhibit F STERLING COMMERCE shall not itself market the EC Network Services in the Territory (except to the extent related to Transborder Customers as stated in Section 2.2(a)), nor grant to other distributors, providers, dealers, agents or other resellers in or outside the Territory rights to use the EC Technology in providing, facilitating, maintaining or supporting the EC Network Services in the Territory. If Company fails to make any Exclusivity Payment (including any Deficiency Payment as specified in Exhibit F) for any stated period, STERLING COMMERCE's obligation to comply with this Section 2.2(d) shall immediately and forever terminate, without any action required on the part of STERLING COMMERCE. Nothing in this Agreement shall be deemed to limit, modify or otherwise prohibit (i) the right of STERLING COMMERCE to license, directly or indirectly, the EC Technology to end users in the Territory who intend to use such intellectual property for its own internal purposes, or (ii) the right of STERLING COMMERCE or its other appointed third parties, from marketing, providing or sublicensing the EC Offerings to Transborder Customers in accordance with the Transborder Rules.

2.3  Product or Services Modifications.  The EC Network Services, the EC Support
     ---------------------------------
Services and the EC Products may be modified, deleted, expanded or updated in any manner by STERLING COMMERCE from time to time with written notice to Company provided that such changes are generally imposed upon STERLING COMMERCE's other providers, or are necessary due to territorial or technical requirements.

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2.4  Implementation; Cooperation.  The parties shall cooperate in the
     ---------------------------
implementation of tile EC Offerings and will use reasonable efforts to effectuate the promotion of such services and Products on an ongoing basis during the term of this Agreement. The parties agree to jointly develop an implementation plan and to use reasonable efforts to implement such plan for the EC Offerings. The parties agree to continue to cooperate with each other in improving and effectuating such future business plans of Company, as stated in
Section 3.4.

2.5  Subdistributors.  Company is prohibited from appointing or otherwise
     ---------------
authorizing any other Person (as defined in Section 23.1) as its subdistributors, providers, dealers, agents or other resellers under this Agreement or otherwise delegating any of its duties or obligations hereunder without the prior written consent of STERLING COMMERCE, which shall not be unreasonably withheld. As a condition to any such appointment or delegation, which STERLING COMMERCE, may withhold in its sole discretion, any such appointee or delegatee shall execute an agreement which shall be in form and substance satisfactory to STERLING COMMERCE and which shall not be valid until approved in writing by STERLING COMMERCE. No such agreement shall extend beyond the then current term of this Agreement. Company shall notify STERLING COMMERCE immediately if it learns of or has reason to believe that there has occurred a breach by such third party of such agreement, or if it learns of a breach by the third party independently, in which case STERLING COMMERCE shall have the right to cause Company to terminate such agreement. STERLING COMMERCE shall also be entitled to cause Company to terminate such agreement if STERLING COMMERCE determines that it should and may be terminated under the terms of such agreement. Provided that Company does not then have exclusive rights as determined pursuant to this Agreement, in the event of (i) termination (other than for cause as determined by Company or as instructed by STERLING COMMERCE hereunder) or expiration of the third party agreement or of termination or expiration of this Agreement, STERLING COMMERCE shall have the right, without any obligation whatsoever to Company, directly or indirectly, to enter into an agreement with any such third party appointed or delegated by Company during the term of this Agreement.

2.6  Interconnection.  Company and STERLING COMMERCE each agrees to facilitate,
     ---------------
maintain and support an EC network interconnection between Company's EC network and STERLING COMMERCE's global EC network for the benefit of Company's Subscribers and STERLING COMMERCE's users of its EC network.

3.   COMPANY'S OBLIGATIONS
     ---------------------

3.1  Best Efforts.  Company will use its best efforts throughout the Territory
     ------------
to (a) promote, solicit and obtain orders for the EC Offerings, (b) perform the EC Network Services and support the EC Products, (c) perform its consulting, education, training, implementation, installation, maintenance and support services in a timely and professional manner consistent with and to no less a degree than the performance standards levels, as the parties may mutually agree to from time to time, taking into account the conditions prevailing in the Territory, and (d) develop the goodwill and reputation of STERLING COMMERCE. Company's best efforts include, without limitation, its agreement not to

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market any other EC product or services as stated in Section 3.13.  Company represents that it possesses the experience, skills and resources required to carry out its obligations under this Agreement, including without limitation, the marketing and service activities as set forth herein. Company agrees to make no representations or warranties of any kind with respect to STERLING COMMERCE or the EC Offerings, except as may be specifically permitted in this Agreement. Company acknowledges and agrees that all goodwill created or otherwise associated with its performance of this Agreement concerning the EC Offerings shall accrue directly and solely for the benefit of STERLING COMMERCE.

3.2  Equipment, Telecommunications, Security, Facilities and Staff.

     (a) Company represents that it has, and will possess and maintain, (i) equipment, telecommunications, and security safeguards to no less an extent than as is required to satisfactorily implement and perform its obligations under this Agreement and (ii) facilities and staff sufficiently trained to market, provide and service the EC Offerings effectively throughout the Territory during the term of this Agreement.

     (b) In conjunction with the provision, maintenance and support of the EC Network Services, Company shall be responsible for establishing and maintaining or causing its Subscribers to establish and maintain communication facilities, on devices and equipment approved in advance by STERLING COMMERCE, which approval shall not be unreasonably withheld or delayed, in order to hook-up, communicate, interconnect and interface (i) with the facilities, data centers and networks of STERLING COMMERCE, its affiliates and its other third party authorized EC Network Services providers wherever designated from time to time by STERLING COMMERCE and
     (ii) with other EC providers through interconnections. Notwithstanding the foregoing, wherever possible, Company will endeavor to connect Subscribers via COMMERCE:Network or such other preferred network clearinghouse as STERLING COMMERCE may designate to Company from time to time.

     (c) Company and the Subscribers will be solely responsible for abiding by and will promptly advise STERLING COMMERCE of all governmental laws, statutes and regulations regarding the transmission of data intraborder or transborder by electronic means and by means of telecommunications, to the extent that such legal provisions govern or control the EC Offering provided by Company hereunder. Company agrees to defend and hold STERLING COMMERCE, including, but not limited to its shareholders, directors, officers, employees and representatives, harmless from and against any and all claims, actions, liabilities, attorneys' fees and legal costs arising from Company's breach of its obligations hereunder.

     (d) Company agrees to send its staff at Company's expense, to participate in training programs and in the reseller meetings which STERLING COMMERCE may hold from time to time. All persons that Company uses to market and service the EC Offerings will be employees of Company or of its affiliates, or as otherwise as set out under Section 2.5, or as otherwise agreed in advance by

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     STERLING COMMERCE on a case-by-case basis in writing.  Company is responsible for the acts and omissions of all such third parties.

3.3  EC Technology Provision

          During the term of this Agreement, and as otherwise specified hereunder:

     (a) Company agrees to permit STERLING COMMERCE or its representatives to, or will itself, if instructed by STERLING COMMERCE, promptly install and implement any and all upgrades, enhancements and modifications to the EC Technology or other software provided by STERLING COMMERCE or its representatives pursuant to this Agreement. Company will also (i) purchase, license and take any and all equipment and telecommunications upgrade, remedial and alternative precautionary steps reasonably instructed from time to time by STERLING COMMERCE or its representatives, including but not limited to the utilization of a redundant CPU, (ii) comply with and support all EC standards and protocols reasonably directed by STERLING COMMERCE or its representatives, from time to time and (iii) be responsible for purchasing other equipment and licenses for all third party software, not licensed pursuant to this Agreement, that is reasonably required by STERLING COMMERCE, from time to time, in order to facilitate the EC Network Services.

     (b) Company will permit STERLING COMMERCE and/or its representatives the right at all times to electronically or otherwise audit the Company's CPU(s) and other equipment activities, and performance and quality levels. Notwithstanding STERLING COMMERCE's right of audit hereunder, Company shall remain solely responsible for the performance and quality levels of its CPU(s) and equipment.

     (c) Company will not reverse engineer, decompile or reverse compile the object, machine readable or machine executable code of the EC Technology or of any other software provided by STERLING COMMERCE to Company pursuant to this Agreement. Company will not delete or otherwise modify any proprietary notices of STERLING COMMERCE or its Licensors on or in such technology or software; provided that Company shall reproduce such notices on any copies such technology or software permitted to be made hereunder.

     (d) The EC Technology Software shall be used exclusively on the designated computer platform(s) specified in Exhibit G ("Designated CPUs"), unless otherwise authorized in advance by STERLING COMMERCE and the then current applicable upgrade fees are paid by Company.

     (e) STERLING COMMERCE may, at STERLING COMMERCE's sole discretion and with written notice, add new EC Technology Software to, delete existing EC Technology Software from or substitute replacement EC Technology Software for existing EC Technology Software as related to the EC Technology.

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3.4  Business Plan.  Upon entering into this Agreement and at least ninety (90)
     -------------
days before the expiration of any anniversary date of this Agreement, Company shall submit to STERLING COMMERCE a business plan (the "Business Plan") setting forth in detail Company's annual Business Plan for the next calendar year for the EC Offerings, including, without limitation, projected revenues, and expenses, marketing and other efforts planned and personnel to be assigned throughout that year in support of Company's obligations under this Agreement. The Business Plan shall include the information set out in Exhibit H hereto. From time to time, STERLING COMMERCE may make reasonable requests for updates of the Business Plan.

3.5  Promotional Literature.  Company may use the brochures and other
     ----------------------
promotional literature describing the EC Offerings that STERLING COMMERCE may provide in the English language to Company (the "Promotional Literature"). All reproductions thereof shall include all required and directed STERLING COMMERCE proprietary notices and copyright and all other proprietary rights in and to said reproductions shall be assigned to and remain with STERLING COMMERCE. Company shall be solely responsible for the cost of its own marketing and sales activities, including without limitation the preparation and production of its own marketing materials. Company agrees to provide co-marketing opportunities for the EC Offerings and Company's other products and services, if applicable, through the participation by Company at its own and other user group meetings, mailings to the Company's Customer and Subscriber bases, and collateral marketing programs. All Company developed sales literature shall be submitted to STERLING COMMERCE, in the non-English version and in an English translation form, for approval, which approval shall not be unreasonably withheld or delayed.

3.6  Translations; Revisions.  Company may revise and translate into the
     -----------------------
language(s) officially spoken within the Territory the EC Technology Documentation (to the extent of end user materials) and the Technical Materials, as defined in Section 4.5, for the Company's technical personnel regarding the EC Technology and the Promotional Literature (collectively, "Sterling Materials") and reproduce such translations and revisions ("Translated Materials") for distribution to parties authorized to receive such materials hereunder. Before distribution of any Translated Materials, Company shall provide such proposed Translated Materials (including an English translation thereof to STERLING COMMERCE for approval, which approval will not be unreasonably withheld or delayed. STERLING COMMERCE will own any such translations, derivative works and revisions. Company hereby assigns to STERLING COMMERCE or its licensor any and all copyright or other proprietary rights therein. Company will affix STERLING COMMERCE's directed copyright and other proprietary notices to all such translations, derivative works, revisions and reproductions thereof Company will bear a translation, revision, reproduction, and registration costs. Company will also cooperate with STERLING COMMERCE, upon request, in any and all local copyright and other proprietary rights registration filings of the Sterling Materials and the Translated Materials.

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3.7  Company Contracts.

     (a) Company will promote, solicit and obtain orders from Prospective Subscribers and Prospective Customers for the EC Offerings using the form of the applicable Company Contracts attached as Exhibits I. In the event that the applicable law in the Territory may render any provision of a Company Contract invalid or unenforceable, Company shall promptly notify STERLING COMMERCE and shall cooperate fully in taking such actions to modify provisions of the Company Contract as STERLING COMMERCE may direct. STERLING COMMERCE may modify or replace the Company Contracts at any time, in whole or in part with respect to any binding commitment that STERLING COMMERCE has made to Company outside of this Agreement or Company has made to a Company Customer with respect to use of an existing form.

     (b) If Company translates any Company Contract into the language(s) spoken within the Territory, Company will deliver the proposed translation (and a corresponding English translation thereof) to STERLING COMMERCE for approval prior to use. Company will not modify or amend the terms and conditions of the Company Contracts without STERLING COMMERCE's prior written approval on a case-by-case basis.

     (c) Company will not deliver or perform any of the EC Offerings unless and until (i) a Company Contract is entered into by and between Company and Company Customer, if signatures are required, or (ii) a shrink-wrap type license or other similar agreement accompanies the product or service. Company will include all installation details of the EC Products in the EC Product Contract. Company will forward to STERLING COMMERCE a copy of each fully executed Company Contract with each Monthly Billing Report (see
     Section 3.11).

     (d) Company will effectively enforce against all Company Customers, Prospective Subscribers and Prospective Customers the provisions of the respective Company Contracts that affect STERLING COMMERCE's proprietary or confidentiality rights in the EC Offerings. If Company learns that any Company Customer, Prospective Subscriber or Prospective Customer has breached any such provision, Company will immediately notify STERLING COMMERCE and take, at Company's expense, all steps that may be available to enforce the Company Contracts including availing itself of actions for seizure or injunctive relief. If Company fails to take these steps in a timely and adequate manner, STERLING COMMERCE may take them in its own or Company's name and at Company's expense.

     (e) In no event will Company deliver or disclose to any Company Customer or third person the source code for the EC Products, nor deliver or disclose the EC Technology, in whole or in part, to any third party.

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3.8   Support and Other Services.  Company will offer and will perform
      --------------------------
installation, implementation, facilitation, maintenance and support services to all Company Customers and to all Prospects within the Territory including, without limitation, at STERLING COMMERCE's request or approval, those Transborder Customers that obtained the EC Offerings as provided in Section 2.2(a). Company shall have sole responsibility for providing "First Level" technical assistance and support to such Company Customers (and the Transborder Customers to the extent stated in Section 21(a)), which shall include customer relations, training, education, implementation of any services, responding to inquiries and determining the extent and responsibility for any claimed malfunctions of any part of the EC Offerings. Company also agrees to provide promptly to each Company Customer all EC Product bug fixes, bypasses and releases provided to Company by STERLING COMMERCE from time to time. The quality and timeliness of Company's implementation, facilitation, maintenance and support services will be consistent with and to no less a degree than the levels agreed to by the parties from time to time.

3.9   INTENTIONALLY OMITTED

3.10  Records and Inspections.  Company will maintain accurate records of its
      -----------------------
marketing and service activities under this Agreement, including (i) a current list of Company Customers and all Prospects, and (ii) copies of all Company Contracts. Company will survey the Company Customers under such agreements at reasonably regular intervals (at least once a year) to ensure the correct use and installation of the EC Network Services and EC Products thereunder.

3.11  Reports.  Company will provide STERLING COMMERCE with a monthly billing
      -------
report including the information set out under Exhibit J hereto, as amended from time to time and notified to Company. On or before May 15th of each year, Company will provide STERLING COMMERCE with details of all revenues related to software, services, and maintenance forecasting for the period of 1 October of that year to the following 30 September. The details of the reporting requirements will be provided by STERLING COMMERCE to Company in a time frame adequate for Company to fulfill its obligation. Company will provide further reports that STERLING COMMERCE may reasonably request, such as (i) a description of Company's facilities and staff and (ii) a summary of the activities of competitors within the Territory.

3.12  Surveys.  Company will assist STERLING COMMERCE in any business related
      -------
survey which it may conduct from time to time in relation to the Territory and acknowledges that STERLING COMMERCE is entitled to contact Company Customers in connection with such surveys.

3.13  Non-Competition.  Except as and to the extent that applicable local law
      ---------------
otherwise requires, during the term of this Agreement, Company and its shareholders, principals, owners, directors, officers and managers will not, directly or indirectly, promote, represent, distribute, install, customize, maintain, support or otherwise facilitate, market, service or provide EC services and/or computer products that are comparable or similar to, in functions, purpose or use, any of the EC Offerings, in whole or in part, including without limitation the functions, purpose and use described in the

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Promotional Literature. Company warrants that, upon entering into this
Agreement, it has notified STERLING COMMERCE of all the other computer products and services that Company markets or services and that it will also promptly notify STERLING COMMERCE of any additional computer products or services that Company begins to or may be contemplating marketing, or servicing during the term of this Agreement. Should Company desire to market products or services related to EC Services or computer products of third parties or of Company (collectively, "Other EC Items") which are not currently offered by STERLING COMMERCE to Company pursuant to this Agreement, and, STERLING COMMERCE is not able to offer products or services which are substantially similar or comparable to such other EC Items within ninety (90) days of receipt by STERLING COMMERCE or a written request of Company, then Company is entitled to market such proposed Other EC Items. However, if at any time, Company does desire to market STERLING COMMERCE's equivalent Other EC Items when made available by STERLING COMMERCE, then the parties shall negotiate terms and conditions related thereto.

4.   STERLING COMMERCE'S OBLIGATIONS
     -------------------------------

4.1  EC Technology, EC Technology Software and EC Technology Documentation.
     ---------------------------------------------------------------------
STERLING COMMERCE will promptly provide one (1) copy of the (i) EC Technology Software, in machine readable or machine executable code, (ii) EC Technology Documentation, and (iii) EC Technology Updates and New Releases, as defined in
Section 4.9 below, thereto from time to time, as further discussed in Sections
4.7 and 4.9 below. Company shall be entitled to make a copy of such programs and materials, for one (1) CPU production use, and for one (1) CPU redundancy use, unless otherwise agreed to in writing by STERLING COMMERCE. The EC Technology Software shall remain resident on the Designated CPUs unless otherwise approved in writing by STERLING COMMERCE. Such STERLING COMMERCE approval shall include the payment to STERLING COMMERCE of upgrade fees then charged for by STERLING COMMERCE, if applicable. Provided that Company is then currently entitled to maintenance and support of the EC Technology, STERLING COMMERCE will provide Company, at no additional charge than the current annual maintenance fee, with
(i) new releases, improvements and enhancements of the EC Technology, not otherwise generally available as a separately priced upgrade, component, or option (collectively, "EC Options"), and (ii) for the first year of this Agreement any and all EC Options (except for cc:Mail and/or MS:Mail capabilities). After the first year, such EC Options shall be made available to Company at STERLING COMMERCE's then current prices, provided that Company is then currently under maintenance and support of the EC Technology.

4.2  EC Product. Upon request by Company, and subject to receipt of a fully
     ----------
executed copy or the Company Contract, STERLING COMMERCE shall, as agreed to by both parties, promptly provide to Company (i) the ordered number of copies of the EC Product, including machine readable or machine executable software, multi-media and user documentation, for distribution to the specified Company Customer, or (ii) written authorization to reproduce and deliver to the Company Customer the ordered number of copies of the EC Products including machine readable or machine executable software, multi-media and user documentation, from an EC Product master copy of such software and materials, if provided and authorized by STERLING COMMERCE. Company will affix and will not delete or otherwise modify any and all STERLING COMMERCE's and any licensors' copyright and other proprietary notices to all such translations and reproductions thereof.

4.3  Demonstration Products. STERLING COMMERCE will provide Company with a
     ----------------------
master demonstration copy of the EC Products as STERLING COMMERCE deems appropriate for Company to market the EC Products within the Territory (the "Demonstration Products"). STERLING COMMERCE grants Company a non-exclusive and non-transferable license to use the Demonstration Products exclusively to conduct customer demonstrations, training and technical support. Company will not copy, sublicense, assign or otherwise transfer the Demonstration Products to or for the benefit of any Prospective Customer(s) except pursuant to an evaluation form of Company Contract. Such evaluation period shall not exceed a period of more than sixty (60) days unless first approved by STERLING COMMERCE.

4.4  Marketing Materials. STERLING COMMERCE will provide Company with the
     -------------------
initial quantity of Promotional Literature, including media, that STERLING COMMERCE deems appropriate for Company to promote and solicit orders for the EC Offerings within the Territory. At Company's request, STERLING COMMERCE will provide Company with additional. quantities of such Promotional Literature, subject to their availability at STERLING COMMERCE. STERLING COMMERCE may charge Company for the initial and additional provided Promotional Literature and other marketing materials at STERLING COMMERCE's then-current standard rates plus shipping costs.

4.5  Technical Materials. STERLING COMMERCE will periodically provide Company
     -------------------
with the data, diagrams and other technical materials (collectively, "Technical Materials") that STERLING COMMERCE deems appropriate for Company to facilitate, provide, install, maintain and support the EC Offerings within the Territory. STERLING COMMERCE may limit the number of copies of such technical materials that Company will be authorized to make, if any. Company will (i) consecutively number each such copy (ii) maintain a current logbook that records the number of copies that have been made and (iii) reproduce all confidentiality and proprietary notices on each such copy.

4.6  Training; Initial Installation.

     (a) STERLING COMMERCE will initially provide Company, at no cost to Company, with initial training ("Initial Training") for a period of up to forty (40) days, as mutually determined is necessary in order to educate Company to competently operate and maintain the EC Technology within the Territory. The Initial Training shall encompass various aspects of the EC Technology including system components, resource monitoring, system utilization, disaster recovery procedures, remote monitoring facilities, and COMMERCE:Network interfaces. The Initial Training will be offered at Company's facilities in conjunction with the Initial Installation (as defined in Section 4.6(b)) of the EC Technology. Unless otherwise agreed by STERLING COMMERCE on a case-by-case basis, the additional training will be offered during STERLING COMMERCE's or its representatives' regularly scheduled training sessions at the facility(ies) that STERLING COMMERCE may designate from time to time, and at other locations as agreed to from time to time by both parties, at terms and conditions agreed to by the parties hereto. Company will bear all travel and out-of-pocket expenses that its trainees may incur in attending all training sessions.

     (b) STERLING COMMERCE will provide to Company, at no cost, the following initial installation ("Initial Installation") services with respect to the initially delivered EC Technology Software: (i) install primary and secondary delivered EC Technology Software components, (ii) configure primary and secondary EC Technology Software components, (iii) setup primary and secondary system firewall, (iv) develop and implement COMMERCE:Network connectivity, and perform primary and secondary system verification testing for a maximum of sixty (60) days.

     (c) With respect to the Initial installation of the EC Technology Software, Company will be responsible for the following: (i) determination of primary and secondary locations, (ii) prepare primary and secondary locations,
     (iii) procurement of all required computer, telecommunication and other equipment, (iv) assemblage and installation of all such computer, telecommunication and other equipment, and (v) procurement and initiation of appropriate telecommunication capabilities and services.

     (d) With respect to the Initial Installation of the EC Technology Software, both parties shall: (i) define entity definition and registration (IP addresses), (ii) execute quality assurance testing, (iii) configure primary and secondary system routers, and (iii) test router communications.

4.7  Support. STERLING COMMERCE will provide Company ("Support") with (i) first
     -------
and second level support services, including access to STERLING COMMERCE's or its representatives' technicians for advice, consultation and assistance to diagnose and resolve the problems that Company may encounter in using the EC Technology, provided that Company is currently under support for the EC Technology and (ii) only second level support to Company with respect to Company's Customers encounters in using the EC Network Services or the EC-Products. First level support shall mean responding to potential problem inquiries and determining the extent and responsibility for any claimed malfunctions of any part of the EC Technology or the EC Products. Second level support shall mean taking reasonable corrective action with respect to malfunctions of any part of the EC Technology or the EC Products, including providing such fixes, modifications and updates, enhancements and new releases of or for the EC Technology or the EC Products to the same extent that STERLING COMMERCE provides other EC providers in general. To the extent of problems arising from STERLING COMMERCE provided third party software, STERLING COMMERCE's second level support will only be to advise the third party manufacturer of the problem and forward to Company any and all corrections delivered by such third party. All such Support will be offered during regular business hours from Dublin, Ohio, U.S.A. (or from any other facilities, times and locations that STERLING COMMERCE may designate from time to time), and only to Company's appointed liaison. STERLING COMMERCE may provide such Support by
(i) telephone or other forms of communication, or (ii) visits by STERLING COMMERCE's or its affiliates' personnel to a Company facility, as mutually agreed to by the parties. Company or the Customers will pay all telephone, travel and other out-of-pocket expenses that STERLING COMMERCE or its affiliates may incur in connection with such Support with respect to subsection 4.7(ii). If more than basic Support becomes necessary, STERLING COMMERCE may charge Company for such additional Support at STERLING COMMERCE's then-current standard rates.

4.8  On-Site Visits. STERLING COMMERCE may periodically send to Company's
     --------------
facilities certain of STERLING COMMERCE's marketing and service personnel to advise, consult and assist Company in marketing, providing, maintaining and supporting the EC Offerings. STERLING COMMERCE and Company will schedule such on-site visits for mutually acceptable times, subject to availability of appropriate STERLING COMMERCE personnel. STERLING COMMERCE will pay the travel and out-of-pocket expenses that its personnel may incur in connection with regularly scheduled on-site visits. At Company's request, STERLING COMMERCE may provide unscheduled on-site support to Company. Unless otherwise agreed on a case-by-case basis, Company will pay or reimburse STERLING COMMERCE for all travel and out-of-pocket expenses that STERLING COMMERCE's personnel may incur in connection with such unscheduled on-site visits.

4.9  Improvements and Enhancements. STERLING COMMERCE may periodically provide
     -----------------------------
Company with new releases, improvements and enhancements (collectively, "New Releases") for the EC Offerings. Unless otherwise agreed on a case-by-case basis, Company will import the New Releases only as required for distribution to Company Customers that have contracted for EC Network Services or for maintenance and support for the EC Products in accordance with the terms and conditions of an applicable Company Contract. Notwithstanding this Section 4.9, STERLING COMMERCE shall have no obligation to (i) develop and release New Releases or (ii) customize the New Releases to satisfy the particular requirements of any Company Customers. The New Releases will not include any new software or documentation that STERLING COMMERCE decides, in its sole discretion, to make generally available as a separately-priced upgrade or option. STERLING COMMERCE may add such New Releases to this Agreement as new EC Products or EC Network Services or EC Support Services in accordance with
Section 2.3.

4.10 EC Support Services. STERLING COMMERCE may from time to time, upon request
     -------------------
by Company, provide such additional services and further support services related to the EC Technology or the EC Offerings on terms and conditions as agreed to by the parties on a case by case basis.

4.11 COMMERCE:Network Connectivity. STERLING COMMERCE will provide the necessary
     -----------------------------
connectivity of the EC Technology to STERLING COMMERCE's COMMERCE:Network, at no cost to Company.

5.   PAYMENT TO STERLING
     -------------------

5.1  Considerations; Payment Terms. In consideration of the rights granted and
     -----------------------------
the services rendered by STERLING COMMERCE hereunder, Company agrees to pay to STERLING COMMERCE the amounts and pursuant to the payment terms stated in Exhibit K and as stated in this Section 5.

5.2  Currency and Place. Company will pay all amounts due to STERLING COMMERCE
     ------------------
pursuant to this Agreement in U.S. dollars at STERLING COMMERCE's bank account in the United States, or other place outside of the Territory, that STERLING COMMERCE may designate. All currency conversions required under this Agreement will be made at the official rate of exchange for purchase of U.S. dollars on the date of payment to STERLING COMMERCE at such designated bank account and Company shall bear all banking and similar charges related to such payments. Any late payment, due to the default on the part of Company, will accrue interest at the lesser of (i) the LIBOR me quoted on the date that the payment became past due, this five percent (5%), or (ii) the maximum interest allowable under the laws of the Territory. Company will pay any late payment charge upon remitting the principal amount to STERLING COMMERCE.

5.3  Method and Time. Unless otherwise agreed on a case-by-case basis, Company
     ---------------
will make payment of all amounts due to STERLING COMMERCE pursuant to this Agreement either (i) by certified or cashier's check or wire transfer or (ii) by irrevocable letter of credit against shipment of the EC Products as mutually agreed. If Company fails to make payment within the payment period, STERLING COMMERCE may, at its sole election and option, require that Company Customers remit payment directly to STERLING COMMERCE and any amount due to Company as the net amount less any applicable discount shall be paid to Company as commission. The foregoing does not negate STERLING COMMERCE's termination rights under
Section 11.3(a) of this Agreement. Company will bear all banking and similar charges incurred in connection with any of these payments. All letters of credit must (i) be issued on terms acceptable to STERLING COMMERCE, (ii) be confirmed by the issuing bank at least fifteen (15) calendar days before the initial scheduled shipment date or commencement of services, and (iii) be payable at such bank by sight draft to STERLING COMMERCE's order.

5.4  Prices. STERLING COMMERCE's charges for the EC Products are as specified on
     ------
STERLING COMMERCE's international price schedules in Exhibit L (the "List Price"), and may be revised from time to time with written notice from STERLING COMMERCE. Company may establish its own prices for the EC Offerings that it will charge to the Company Customers. Company may also increase or decrease the prices for the EC Offerings. Company will be solely responsible for obtaining payment of the invoiced amounts for the EC Offerings from Company Customers. Delays or failures in obtaining such payments will not affect Company's obligation to make payments to STERLING COMMERCE pursuant to this Section 5.

5.5  Taxes; Duties. The income, net worth or franchise taxes assessed, if any,
     -------------
on STERLING COMMERCE shall be the liability of STERLING COMMERCE, and subject to withholding taxes, if applicable. Subject to the above, all amounts payable by Company to STERLING COMMERCE under this Agreement are exclusive of any slipping and handling charges, other taxes, duties, custom charges, levy or similar governmental charge that may be assessed by any jurisdiction, whether based on gross revenue, the delivery, possession or use of the EC Technology, the EC Products, or the acceptance of any services by Company, the execution or performance under this Agreement or otherwise. Provided that there is then a reciprocal tax treaty between the respective parties' taxing jurisdictions, and STERLING COMMERCE is afforded full recognition and tax credits in its taxing jurisdictions for any and all amounts required to be withheld by Company, Company is permitted to withhold such amounts required by the laws of the Territory, otherwise the parties will reconsider the withholdings issue in order to equitably resolve STERLING COMMERCE's tax situation. Company will promptly furnish STERLING COMMERCE with the official receipt of payment of these taxes to the appropriate taxing authority, and will be responsible for and will hold STERLING COMMERCE harmless from and will indemnify STERLING COMMERCE for any and all non-payments, delinquent payments, and related penalties and interest. Company will pay all other taxes, duties, customs charges, levies or similar governmental charges or provide STERLING COMMERCE with a certificate of exemption acceptable to the taxing authority.

5.6  Payment Examination. STERLING COMMERCE, may electronically or otherwise
     -------------------
examine Company Customers' transactions with Company with respect to the EC Offerings. Company will reasonably cooperate with STERLING COMMERCE in such an exercise and provide STERLING COMMERCE with reasonable access to its books and records and STERLING COMMERCE shall make all reasonable efforts not to disrupt Company's normal business activities and for the examination to be carried out in a professional manner. Any sums found to be due to STERLING COMMERCE shall immediately be paid by Company. STERLING COMMERCE shall bear the cost of the examination except where a discrepancy of more than five percent (5%) is found between monies paid and sums determined to be due to STERLING COMMERCE, then Company shall bear the cost of the examination and shall promptly pay all deficient amounts.

6.   LIMITED WARRANTIES
     ------------------

6.1  Warranty.

     (a) STERLING COMMERCE agrees, with respect to third party software, and as its sole responsibility, to transfer to Company and to Company's Customers those warranties provided by any and all third party licensors of any EC Products or of the EC Technology, but only to the extent that such warranties are transferable. Company's sole remedy for such third party software is as provided under such third party software agreements.

     (b) Company acknowledges that (i) neither the EC Technology nor the EC Products may satisfy all of the Company Customers requirements, and (ii) the use of the EC Products and the EC Technology may not be uninterrupted or error-free. Company further acknowledges that (i) the prices and other charges contemplated under this Agreement are based on the limited warranty, disclaimer, and limitation of liability specified in this Agreement, and (ii) such charges would be substantially higher if any of these provisions were deemed to be unenforceable.

     (c) STERLING COMMERCE warrants that for a period of thirty (30) days after delivery to Company of any software, other than third party software, the media on which such software is provided shall be free of defects and perform in accordance with applicable documents.

     (d) STERLING COMMERCE warrants that the EC Support Services will be provided in accordance with a applicable STERLING COMMERCE guidelines.

6.2  Remedies. In case of breach of warranty or any other duty related to the
     --------
quality of the EC Technology, the EC Products (in either case subject to Section
6.1 (a)), the EC Support Services, or any other services or products provided by STERLING COMMERCE under this Agreement, STERLING COMMERCE will, at its option, correct or replace the defective product or technology, or reperform the provided service. If STERLING COMMERCE determines that a defect cannot be corrected or replaced or reperformed within a reasonable period of time, Company may, as its sole and exclusive remedy, return the EC Product, the affected EC Support Services' deliverables, the EC Technology or any other end product of a provided service hereunder to STERLING COMMERCE, in exchange for a refund of (i) the price that Company actually paid to STERLING COMMERCE, less depreciation based on a three (3) year straight-line depreciation schedule, and (ii) a pro rata share of the twelve (12) month maintenance fees than Company actually paid to STERLING COMMERCE for the period that such EC Product, EC Support Services or the EC Technology or other service or product was not usable. During any period that STERLING COMMERCE is attempting to correct or replace any defective component of the EC Technology and Company is unable to effectively offer or perform the material aspects of the affect related EC Network Service function, then STERLING COMMERCE will perform such affect related EC Network Service at no charge to Company until such time that such correction or replacement has been made or delivered or STERLING COMMERCE elects not to further proceed with the corrective or replacement action based on economic or technical considerations affecting STERLING COMMERCE which makes such remedial steps impracticable to STERLING COMMERCE. In any case, should STERLING COMMERCE determine that any remedial actions would be impracticable based on economic or technical considerations, then STERLING COMMERCE may elect, as its sole and exclusive liability to terminate such affected rights of Company and, in exchange for the return or discontinued use of the affected product(s), deliverable(s) or service(s), refund the remedial net amounts afforded Company to the same extent as stated above.

6.3  Limitation. the warranties and remedies specified in this Section will not
     ----------
apply if the EC Product or the technology malfunctions or any provided services of STERLING COMMERCE is improperly or not timely performed due to extrinsic causes, such as (i) war or natural disasters, including fire, smoke, water, earthquakes or lightning, (ii) electrical power fluctuations or failures, (iii) the neglect or misuse of the EC Product or the EC Technology or other failure to comply with the instructions set forth in the EC Technology Software or the EC Technology Documentation, (iv) a correction or modification of the EC Product or the EC Technology not provided or authorized by STERLING COMMERCE, (v) the failure to promptly install the EC Product or the EC Technology Software or an Update, (vi) a malfunction of the Company's or Company Customers hardware equipment, (vii) the combination of the EC Product or the EC Technology with other software or equipment not provided by STERLING COMMERCE, or (viii) any act or omission attributable to Company or Company Customer(s) not authorized or recommended by STERLING COMMERCE.

6.4  Interconnection Non-Liability. Notwithstanding any provision to the
     -----------------------------
contrary in this Section 6, neither party hereto shall be liable for any damages arising from any failure to properly perform its EC network interconnection services for the benefit of the Customers or any other EC network subscriber or customer.

6.5  Disclaimer. EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTION 6 AND SECTION 7
     ----------
BELOW, ALL WARRANTIES, CONDITIONS, REPRESENTATIONS, INDEMNITIES AND GUARANTEES WITH RESPECT TO THE EC PRODUCTS, THE EC SUPPORT SERVICES, THE EC TECHNOLOGY, AND ANY OTHER SERVICES AND PRODUCTS OFFERED OR PERFORMED BY STERLING COMMERCE UNDER THIS AGREEMENT WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENTS BY STERLING COMMERCE OR BY ANY OTHER MANUFACTURER OR AUTHOR OR OTHERWISE (INCLUDING, BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE) ARE HEREBY OVERRIDDEN, EXCLUDED AND DISCLAIMED.

7.   INDEMNITY
     ---------

7.1  Indemnity. If an action is brought against Company claiming that an EC
     ---------
Product or any part of the EC Technology, or any aspect of EC Support Services infringes a patent or copyright within the Territory, STERLING COMMERCE will or will use reasonable efforts to cause the applicable manufacturer or author to defend Company at such indemnitor's expense and, subject to this Section and
Section 8, pay the damages and costs finally awarded against Company in the infringement action, but only if (i) Company notifies STERLING COMMERCE promptly upon learning that the claim might be asserted, (ii) the indemnitor has sole control over the defense of the claim and any negotiation for its settlement or compromise and (iii) Company takes no action that, in the indemnitor's judgment, is contrary to the indemnitor's interest.

7.2  Alternative Remedy. If a claim described in Section 7.1 may be or has been
     ------------------
asserted, Company will permit STERLING COMMERCE or the appropriate indemnitor, at such party's option and expense, to (i) procure the right to continue using the EC Product or the infringing part of the EC Technology, or (ii) replace or modify the EC Product or the affected EC Technology to eliminate the infringement while providing functionally equivalent performance or (iii) accept the return of the EC Product or the EC Technology in exchange for a refund of the price that Company actually paid to STERLING COMMERCE for such EC Product or the EC Technology, less depreciation based oil a three (3) year straight-line depreciation schedule, and a pro rata share of the renewal/maintenance fees that, Company actually paid to STERLING COMMERCE for the renewal/maintenance period in which the claim has arisen.

7.3  Limitation. Neither STERLING COMMERCE nor any other indemnitor hereunder
     ----------
will have any indemnity obligation to Company if the patent or copyright infringement claim results from (i) a correction or modification of the EC Product or the EC Technology not provided by STERLING COMMERCE, (ii) the failure to promptly install an Update or (iii) the combination of the EC Product or the EC Technology with other items not provided by STERLING COMMERCE.

8.   NO CONSEQUENTIAL DAMAGES
     ------------------------

8.1 UNDER NO CIRCUMSTANCES WILL STERLING COMMERCE, ITS AFFILIATES, EMPLOYEES, REPRESENTATIVES OR ANY MANUFACTURERS OR AUTHORS OF ANY PROVIDED THIRD PARTY PRODUCTS OR SERVICES HEREUNDER BE LIABLE FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES OR LOST PROFITS, WHETHER FORESEEABLE, OR UNFORESEEABLE, WHATSOEVER, INCLUDING, WITHOUT LIMITATION, SUCH DAMAGES OR PROFITS BASED ON CLAIMS OF COMPANY OR COMPANY CUSTOMERS (INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR LOSS OF DATA, GOODWILL, USE OF MONEY OR USE OF THE EC PRODUCTS OR THE EC TECHNOLOGY OR ANY EC SUPPORT SERVICES OR ANY OTHER PROVIDED SERVICES HEREUNDER, INTERRUPTION IN USE OR AVAILABILITY OF DATA, STOPPAGE OF OTHER WORK OR IMPAIRMENT OF OTHER ASSETS), ARISING OUT OF BREACH OR FAILURE OF EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE, EXCEPT ONLY IN THE CASE OF DEATH OR PERSONAL PHYSICAL INJURY WHERE AND TO THE EXTENT THAT APPLICABLE LAW REQUIRES SUCH LIABILITY. IN NO EVENT WILL THE AGGREGATE LIABILITY WHICH STERLING COMMERCE, ITS AFFILIATES, EMPLOYEES AND REPRESENTATIVES OR ANY APPLICABLE MANUFACTURERS OR AUTHORS MAY INCUR IN ANY ACTION OR PROCEEDING EXCEED THE TOTAL AMOUNT ACTUALLY PAID TO STERLING COMMERCE BY COMPANY FOR THE SPECIFIC EC OFFERING OR ANY OTHER PROVIDED SERVICES HEREUNDER THAT DIRECTLY CAUSED THE DAMAGE.

9.   INFORMATION
     -----------

9.1  Confidentiality. Company acknowledges that the EC Offerings, the
     ---------------
EC Technology and the provision of additional services and products hereunder by STERLING COMMERCE incorporate confidential and proprietary information developed or acquired by or licensed to STERLING COMMERCE (the "Information"). Company will take all reasonable precautions necessary to safeguard the confidentiality of the Information, including without limitation (i) those taken by Company to protect its own confidential information and (ii) those which STERLING COMMERCE may reasonably request from time to time. Company shall not allow the removal or defacement of any confidentiality or proprietary notice placed on the EC Offerings or the EC Technology or other items of information. The placement of copyright or any other proprietary notices on these items will not constitute publication or otherwise impair their confidential nature.

9.2  Ownership. This Agreement does not grant convey or otherwise transfer to
     ---------
Company any patents, copyrights, circuit layouts, trade secrets and other proprietary rights in or related to the EC Offerings or to the EC Technology, which intellectual proprietary interests are and will remain the exclusive property of STERLING COMMERCE, or its affiliates or its third party licensors, whether or not specifically recognized or perfected under the laws of the Territory. Company will not take any action that jeopardizes STERLING COMMERCE's or its licensors proprietary rights or acquire any right in the EC Offerings, the EC Technology or Information, except the limited use rights specified in
Section 9.3. STERLING COMMERCE, its affiliates or its third party licensors will own all rights in any copy, translation, modification, adaptation or derivation of the EC Offerings, the EC Technology or other items of Information, including any improvement or development thereof. Company will obtain, at STERLING COMMERCE's request the execution of any instrument that may be appropriate to assign these rights to STERLING COMMERCE or to its affiliates, or to its third party licensors or to perfect these rights in such respective parties' name.

9.3  Use. Company will use the EC Offerings and the EC Technology and other
     ---
items of Information, exclusively to perform its marketing and service activities pursuant to this Agreement. Except as otherwise specifically contemplated in this Agreement, Company will not copy the EC Offerings, the EC Technology or other items of Information without STERLING COMMERCE's approval. Company will reproduce STERLING COMMERCE's or its licensors' confidentiality and proprietary notices on all such copies. Company will not translate, modify, adapt, decompile, disassemble or reverse engineer the EC Offerings or the EC Technology, except as and to the extent specifically authorized under applicable law or by written agreement executed between STERLING COMMERCE and Company or required to be permitted by applicable law. Company will promptly notify STERLING COMMERCE if Company is contemplating the creation of any shell or supplemental software that will be combined with the EC Offerings or the EC Technology. At STERLING COMMERCE's request, Company will provide STERLING COMMERCE with the specifications, flow charts, source and object code and other documentation for such programs.

9.4  Disclosure. Company will not disclose, in whole or in part, the source code
     ----------
(if and when provided by STERLING COMMERCE to Company) or object code of the EC Products or of the EC Technology or any other item that STERLING COMMERCE designates as confidential to any person, except to (i) Company Customers, as and to the extent contemplated under an executed Company Contract, and (ii) those of Company's directors, officers and employees who require access to perform its obligations under this Agreement. Company shall take such steps as may be necessary and/or as required by STERLING COMMERCE to ensure that Company Customers and Company's directors, officers and employees at times are complying with this confidentiality and use restrictions of this Agreement.

9.5  Unauthorized Use or Disclosure. Company acknowledges that any unauthorized
     ------------------------------
use or disclosure of the EC Offerings or the EC Technology or any other item of information may cause irreparable damage to STERLING COMMERCE or its Licensors. If an unauthorized use or disclosure occurs, Company will promptly notify STERLING COMMERCE and take, at Company's expense, all steps which are necessary recover the EC Product, the EC Technology or the Information and to prevent its subsequent unauthorized use or dissemination, including availing itself of actions for seizure and injunctive relief. If Company fails to takes these steps in a timely and adequate manner, STERLING COMMERCE may take them in its own or Company's name and at Company's expense. STERLING COMMERCE will provide reasonable cooperation to Company, at Company's request and expense, in supporting Company's efforts in remedying any situation hereunder.

9.6  Limitation. Company will have no confidentiality obligation with respect to
     ----------
any portion of the Information that (i) Company independently knew or developed before receiving the EC Products, the EC Technology or Information from STERLING COMMERCE, or (ii) Company lawfully obtained from a third party under no obligation of confidentiality. Under these circumstances Company will notify STERLING COMMERCE, at least dirty (30) days before disclosing such portion of the Information to any other person.

9.7  Company Information. The obligations imposed on Company and the rights of
     -------------------
STERLING COMMERCE related to its Information and other proprietary items as stated in this Section 9, shall similarly and appropriately apply to Company's proprietary and confidential information, and STERLING COMMERCE, and its employees and representatives shall similarly be bound by the obligations.

10.  MARKS
     -----

10.1 Ownership. All trademarks, service marks, trade names, logos or other words
     ---------
or symbols belonging to STERLING COMMERCE, its affiliates or any third party licensor(s) identifying the EC Offerings, the EC Technology or STERLING COMMERCE's business (the "Marks") are and will remain the exclusive property of STERLING COMMERCE, or its affiliates or its third party licensors, whether or not specifically recognized or perfected under the laws of the Territory. Company will not take any action that jeopardizes STERLING COMMERCE's or its licensors, proprietary rights or acquire any right in the Marks, except the limited use rights specified in
Section 10.2. Company will not register, directly or indirectly, any trademark, service mark, trade name, copyright, company name or other proprietary or commercial right which is identical or confusingly similar to the Marks or which constitute translations thereof into the local language(s) within the Territory. Upon STERLING COMMERCE's request, Company will execute and deliver to STERLING COMMERCE the instruments that may be appropriate to register, maintain or renew the registration of the Marks in STERLING COMMERCE's, or its affiliates' or its third party licensors' name within the Territory. STERLING COMMERCE is solely responsible for any and all registration and other filing fees related to the Marks. Company agrees to execute the Registered User Agreement, attached hereto as Exhibit O, and agrees to sign all modifications and amendments requested by STERLING COMMERCE, from time to time STERLING COMMERCE at no time claims any ownership or other proprietary rights in or to the mark and logo, "Satyam," and other marks of Company and its affiliates, which rights shall at all times remain with Company.

10.2  Use. Company will use the Marks exclusively to advertise and promote the
      ---
EC Offerings within the Territory. All advertisement and promotional materials will (i) clearly identify STERLING COMMERCE or its Licensors as the owner of the Marks, (ii) conform to STERLING COMMERCE's then-current trademark and logo guidelines and (iii) otherwise comply with any local notice or marking requirement contemplated under the laws of the Territory. Before publishing or disseminating any advertisement or promotional materials bearing a Mark, Company, unless otherwise -waived by STERLING COMMERCE, will deliver a sample of the advertisement or promotional materials to STERLING COMMERCE for prior approval. If STERLING COMMERCE notifies Company that the use of the Mark is inappropriate, Company will not publish or otherwise disseminate the advertisement or promotional materials until they have been modified to STERLING COMMERCE's satisfaction.

10.3  Infringement. Company will immediately notify STERLING COMMERCE if Company
      ------------
learns (i) of any potential infringement of the Marks by a third party or (ii) that the use of the Marks within the Territory may infringe the proprietary rights of a third party. STERLING COMMERCE will determine the steps to be taken under these circumstances. Company will (i) provide STERLING COMMERCE, or it's affiliates or its third party licensors with the assistance that STERLING COMMERCE or its licensors may reasonably request and (ii) take no steps on its own without STERLING COMMERCE's prior approval.

11.   TERM AND TERMINATION
      --------------------

11.1  Term. This Agreement will become effective (the "Effective Date"), upon
      ----
the later of (i) its execution by STERLING COMMERCE and Company and (ii) its approval, registration or filing in accordance with Section 15, if applicable. This Agreement will remain in effect thereafter for an initial period ("Initial Period") of five (5) annual terms (the "Annual Term(s)"), commencing from the date of successful completion of the system verification of the EC Technology, as noted in Section 4.6, unless earlier terminated under this Section 11 or
Section 22.1. Should Company be unable to obtain the necessary approval, registration or filing in accordance with Section 15, this Agreement will be deemed to be void, but all provisions in this Agreement relating to termination will apply.


11.2  Renewal. Upon the expiration of the Initial Period, and any agreed to
      -------
extended period ("Extended Period"), this Agreement may be renewed by written agreement between the parties and subject to any governmental approval, registration or filing requirement that may be applicable to such renewal. Unless such agreement to renew is reached between the parties within thirty (30) days of the expiry of the Initial Period or the Extended Period, this Agreement shall be deemed to be terminated at the expiry of the then current term. Neither party shall have any obligation to renew this Agreement or be liable to the other party for not agreeing to renew this Agreement.

11.3  Termination by STERLING COMMERCE. STERLING COMMERCE has the right to
      --------------------------------
terminate this Agreement, at STERLING COMMERCE's sole option, immediately upon notice to Company or to refuse to renew this Agreement, without judicial or administrative notice or resolution, upon the occurrence of any termination event specified below or elsewhere in this Agreement.

      (a) Breach. Company or any of its employees (i) breaches any obligation
          ------
      under Section 9, or (ii) breaches its payment obligations under Section 5 and fails to cure the breach within ten (10) days after STERLING COMMERCE demands its cure, or (iii) breaches any other material obligation under this Agreement and fails to cure the breach to STERLING COMMERCE's satisfaction within thirty (30) days after STERLING COMMERCE demands its cure. Where a breach is not capable of cure, then this Agreement may be immediately terminated without a cure period.

      (b) Normal Business. Company ceases to conduct business in the normal
          ---------------
      course, becomes insolvent, enters into suspension of payments, moratorium, reorganization or bankruptcy, makes a general assignment for the benefit of creditors, admits in writing its inability to pay debts as they mature, suffers or permits the appointment of a receiver for its business or assets, or avails itself of or becomes subject to any other judicial or administrative proceeding that relates to insolvency or protection of creditors' rights.

      (c) Minimum Payment Event. Company fails at any time to make any minimum
          ---------------------
      payment as set forth in Exhibit F ("Minimum: Payment").

      (d) Ownership. The direct or indirect ownership or control of Company that
          ---------
      exists on the effective date of this Agreement materially changes in a manner that, in STERLING COMMERCE's sole and reasonable judgment, may adversely and materially affect STERLING COMMERCE's rights.

11.4  INTENTIONALLY OMITTED.

11.5  Termination by Company. Company has the right to terminate this Agreement,
      ----------------------
at Company's sole option, immediately upon notice to STERLING COMMERCE or to refuse to renew the Agreement, without judicial or administrative notice or resolution, upon the occurrence of termination event specified below or elsewhere in this Agreement.

      (a) Breach. STERLING COMMERCE or any of its employees (i) breaches any
          ------
      obligation under Section 9, or (ii) breaches any other material obligation under this Agreement and fails to cure the breach to Company's satisfaction within thirty (30) days after Company demands its cure. Where a breach is not capable of cure, then this Agreement may be immediately terminated without a cure period.

      (b) Normal Business. STERLING COMMERCE ceases to conduct business in the
          ---------------
      normal course, becomes insolvent, enters into suspension of payments, moratorium, reorganization or bankruptcy, makes a general assignment for the benefit of creditors, admits in writing its inability to pay debts as they mature, suffers or permits the appointment of a receiver for its business or assets, or avails itself of or becomes subject to any other judicial or administrative proceeding that relates to insolvency or protection of creditors' rights save for bona fide reasons of reorganization whereunder STERLING COMMERCE has assigned this Agreement, and such assignee has agreed in writing to abide by the terms and conditions of this Agreement.

12.   CONSEQUENCES OF TERMINATION
      ---------------------------

12.1  Termination Obligations. Upon the expiration or termination of this
      -----------------------
Agreement, all rights granted to Company hereunder will immediately cease, and Company will (i) promptly comply with the termination obligations specified below and (ii) otherwise cooperate with STERLING COMMERCE to terminate relations in an orderly manner.

      (a) Payment. Company will pay STERLING COMMERCE all due and outstanding
          -------
      amounts. Company will also pay STERLING COMMERCE any amount that has not become due but would otherwise become due arising out of revenue generated and owed under this Agreement during the term of the same, the due date of which will be automatically accelerated to the date of expiration or termination of this Agreement. Any unexpired portion of revenue generated by rental, renewal, maintenance or other EC Product Use Contracts extending beyond termination shall be assigned to STERLING COMMERCE or STERLING COMMERCE's nominee.

      (b) EC Products and EC Technology. Company will purge from its computer
          -----------------------------
      systems, storage media and other files and, at STERLING COMMERCE's option, destroy or deliver to STERLING COMMERCE or its designee all EC Products and the EC Technology within Company's possession or control including the Demonstration EC Products and all code of the EC Products and of the EC

     Technology, unless otherwise agreed to by STERLING COMMERCE in conjunction with subsection 12.1(d).

     (c) Materials. Company will, at STERLING COMMERCE's option, destroy or
         ---------
     deliver to STERLING COMMERCE or its designee all items within Company's possession or control that contain any Information or bear a Mark, except as otherwise contemplated under Section 12.1(d).

     (d) Company Contracts. Company will, at STERLING COMMERCE's request, assign
         -----------------
     or perfect the assignment to STERLING COMMERCE or STERLING COMMERCE's designee, as directed STERLING COMMERCE, of all or any number of Company Contracts and all or any number of submarketing agreement(s) executed with the Company Customers, as determined in STERLING COMMERCE's sole discretion, and notify these customers and STERLING COMMERCE of such assignment(s).

     (e) Company Customer Information. Company will immediately deliver details
         ----------------------------
     of its Company Customers and Prospects records and billing procedures.

     (f) Affidavit. Company will deliver to STERLING COMMERCE a notarized or
         ---------
     certified affidavit which confirms that Company has complied with all of its termination obligations contemplated under this Agreement.

12.2 Disclaimer. Upon the expiry of this Agreement or its termination in
     ----------
accordance with Section 11, Company will not be entitled under local law or otherwise to receive any payment from STERLING COMMERCE, whether for actual consequential, indirect or incidental damages, costs or expenses, whether foreseeable or unforeseeable (including, but not limited to, labor claims and loss of profits, investments or goodwill), any right to which Company hereby waives and disclaims.

12.3 Survival. The provisions of Sections 1, 3.2(c), 3.3(c), 3.5 (to the extent
     --------
of STERLING COMMERCE's ownership rights), 3.6 (to the extent of STERLING COMMERCE's ownership rights, 3.3(c), 3.11, 5 (to the extent of all accrued amounts due STERLING COMMERCE), 7, 8, 9, 10.1, 12, 13, 14, 15, 16, 17, 18, 19,
20, 21, 22, 23, 24 and 26 shall be deemed to survive and remain in full force and effect after any expiration or termination of this Agreement.

13.  INSPECTION
     ----------

13.1 During the term of this Agreement and for one (1) year after its expiration or termination, STERLING COMMERCE or its representatives may, upon prior notice to Company, inspect the agreements, business records, computer processors, equipment and facilities of Company relevant to this Agreement during normal working hours to verify Company's compliance with this Agreement. While conducting these inspections, STERLING COMMERCE and its representatives will be entitled to copy any item that Company may possess pertaining to this Agreement or Company's obligations hereunder.

14.  U.S. EXPORT RESTRICTIONS
     ------------------------

14.1 Company acknowledges that the EC Products and all related technical information, documents and materials are subject to export controls under the U.S. Export Administration Regulations Company will (i) comply strictly with all legal requirements under these controls, (ii) cooperate fully with STERLING COMMERCE in any official or unofficial audit or inspection that relates to these controls and (iii) not export, re-export, divert, transfer or disclose, directly or indirectly, any EC Product or related technical information, document or material or direct products thereof to any country outside of the Territory, unless Company has obtained the prior written authorization of STERLING COMMERCE and the U.S. COMMERCE Department and any relevant local governmental authority and/or in accordance with Section 15.1 below. A list of the current restricted countries is set out in Exhibit N hereto. Upon notice to Company, STERLING COMMERCE may modify this list to conform to changes in the U.S. Export Control Regulations.

15.  COMPLIANCE WITH LAWS
     --------------------

15.1 Local Compliance. Company will, at its expense, obtain and maintain the
     ----------------
governmental authorizations, restrictions and filings that may be required under the laws of the Territory to execute or perform this Agreement. Company will otherwise comply with all laws, regulations and other legal requirements within the Territory that apply to this Agreement, including tax and foreign exchange legislation. Company will promptly notify STERLING COMMERCE of any change in these laws, regulations or other legal requirements that may affect the importation of the EC Products or Company's performance of this Agreement.

15.2 Unlawful Payments. Company will not use any payment or other benefit
     -----------------
derived from STERLING COMMERCE to offer, promise or pay any money, gift or any other thing of value to any person for the purpose of influencing official actions or decisions affecting this Agreement, while knowing or having reason to know that any portion of this money, gift or thing will, directly or indirectly, be given, offered or promised to (i) an employee, officer or other person acting in an official capacity for any government or its instrumentalities or (ii) any political party, party official or candidate for political office.

15.3 Assurances. Company will provide STERLING COMMERCE with the assurances and
     ----------
official documents that STERLING COMMERCE periodically may request to verify Company's compliance with this Section 15.

16.  INDEMNITY
     ---------

16.1 Company will indemnify STERLING COMMERCE against any damage, loss, liability or expense (including lawyers' fees) that STERLING COMMERCE may incur
(i) with respect to any negligent act or omission by, or willful misconduct of, Company's employees or agents or (ii) as a result of (a) any modification or amendment of prescribed terms of the Company Contract that STERLING COMMERCE did not specifically approve, (b) any warranty, condition, representation, indemnity or guarantee granted by Company or provided by law, with respect to the EC Offerings in addition or in lieu of the limited warranties stated in this Agreement, (c) any omission or inaccuracy in Company's advertisements and promotional materials that relate to the EC Offerings, (d) any modification of or addition to the EC Offerings not provided or approved by STERLING COMMERCE, or (e) Company's breach of this Agreement including, without limitation, Company's failure to comply with Section 15. This Section will not be construed to limit or exclude any other claims or remedies which STERLING COMMERCE may assert under this Agreement or by law.

17.  INDEPENDENT PARTIES; NONSOLICITATION
     ------------------------------------

17.1 STERLING COMMERCE and Company are independent parties. Nothing in this Agreement will be construed to make Company an agent, employee, franchisee, joint venturer, partner or legal representative of STERLING COMMERCE. Except as otherwise provided in this Agreement, Company will neither have nor represent itself to have any authority to act on STERLING COMMERCE's behalf.

17.2 Neither party shall, directly or indirectly, solicit the employment of the other party's employees or former employees who voluntarily resigned for a period of less than three (3) months, except by general advertisement or employment agencies (without instructions being given to such agency to contact a specific employee), during the term of this Agreement and for a period of one
(1) year thereafter.

18.  FORCE MAJEURE
     -------------

18.1 Neither party will be liable for any failure or delay in performing an obligation under this Agreement (excluding payments) that is due to causes beyond its reasonable control, such as natural catastrophes, government acts or omissions, laws or regulations, labor strikes or difficulties, transportation, stoppages or slowdowns or the inability to procure parts or materials. These causes will not excuse Company from paying accrued amounts due to STERLING COMMERCE through any available lawful means acceptable to STERLING COMMERCE. If any of these causes continue to prevent or delay performance for more than ninety (90) days, STERLING COMMERCE may terminate this Agreement, effective immediately, upon notice to Company.

19.  NOTICES
     -------

19.1 Any notice, approval or other communication required or permitted under this Agreement will be given in writing and will be sent by telex, telefax, courier or registered airmail to the address specified below or to any other address that may be designated by the parties or other communication delivered by telex or telefax will be deemed to have been received the day it is sent. Any notice or other communication sent by courier will have been received on the 3rd working day after its receipt by courier. Any notice or communication sent by registered airmail will be deemed to have been received on the 7th business day after posting.

          If to STERLING COMMERCE:

          STERLING COMMERCE INTERNATIONAL, INC.
          44, Rue Washington
          75408 Paris Cedex 08
          FRANCE
          Attn: Thomas A. Lutz
          President, International Group
          Phone: +33.1.53.93.17.00
          Fax: +33.1.53.93.17.17

          With a copy to

          STERLING COMMERCE, INC.
          4600 Lakehurst Court
          Dublin, Ohio  43106
          USA
          Attn: Al Hoover, Esq.
          Vice President, Legal
          Phone: +614.791.6283
          Fax: +614.718.1510

          If to Company:

          Satyam Infoway (Private) Limited
          PLA Complex
          35, Velachery Road, Little Mount
          Chennai - 600 015

          India

          Attention: Mr. V. Sanker,
                     General Manager - Finance
          Telephone: (91) 44-2354770
          Telefax:   (91)44-2354771

20.  ASSIGNMENT
     ----------

20.1 Company may not assign, delegate, sub-contract or otherwise transfer this Agreement or any of its rights or obligations without STERLING COMMERCE's prior written approval. Any attempt to do so without STERLING COMMERCE'S written approval will be void. STERLING COMMERCE may assign this Agreement or any of its rights or obligations, upon notice to Company (i) to an affiliate or a related company or (ii) to an unrelated company pursuant to a sale, merger or other consolidation of STERLING COMMERCE or any of its operating units, or business or product lines.

21.  WAIVER, AMENDMENT, MODIFICATION
     -------------------------------

21.1 Except as otherwise provided above, any waiver, amendment or other modification of this Agreement will not be effective unless in writing and signed by the party against whom enforcement is sought. A waiver of any right or remedy under this Agreement shall not be deemed to be a permanent waiver of such right or remedy, unless otherwise agreed to by the parties.

22.  SEVERABILITY
     ------------

22.1 If any provision of this Agreement is held to be unenforceable, in whole or in part, such holding will not affect the validity of the other provisions of this Agreement, unless either STERLING COMMERCE or Company deems the unenforceable provision to be essential to this Agreement in which case STERLING COMMERCE or Company may terminate this Agreement, effective immediately upon notice to the other party.

23.  INTERPRETATION
     --------------

23.1 The terms that are defined in this Agreement may be used in the singular or the plural, as the context requires. "Days" means calendar days, unless otherwise specified. "Person" means an individual, partnership, company, corporation or other legal entity, as the context requires. "Agreement" means this Agreement and all of its Exhibits and any and all amendments thereto. Headings are intended only for reference purposes.

24.  GOVERNING LAW; ARBITRATION
     --------------------------

24.1 This Agreement will be governed by and interpreted in accordance with the laws of India. STERLING COMMERCE and Company exclude the United Nations Convention on Contracts for the International Sale of Goods from this Agreement and from any transaction between them that may be implemented in connection with this Agreement.

24.2 Any controversy or claim arising out of or relating to this Agreement, or the existence, validity, breach or termination thereof whether during or after its term, will be finally settled by compulsory arbitration by the London Court of Arbitration in accordance with its then current rules.

24.3 The arbitral award will be the exclusive remedy of the parties for all claims, counterclaims, issues or accountings presented or pled to the arbitrators. Judgment upon the arbitral award may be entered in any court that has jurisdiction thereof.

24.4 Nothing in this Section 24 will prevent either party from Seeking interim injunctive relief against the other party or prevent STERLING COMMERCE from filing an action against Company to collect unpaid and past due amounts in the courts having jurisdiction over the other party.

25.  INVESTMENT OPTION AND RIGHT OF FIRST REFUSAL
     --------------------------------------------

25.1 The parties agree to the terms and conditions stated in Exhibit O, with respect to certain investment option and right of first refusal provisions afforded STERLING COMMERCE.

26.  ENTIRE AGREEMENT
     ----------------

26.1 This Agreement and its Exhibits constitute the complete and entire statement or all terms, conditions and representations of the agreement between STERLING COMMERCE and Company with respect to its subject matter. Furthermore this Agreement and its Exhibits supersede all prior agreements, oral and written, between the parties with respect to the subject matter stated herein.

26.2 This Agreement shall be subject to requisite approval of the Government of India / Reserve Bank of India, and as otherwise stated in Section 11.1.

          IN WITNESS WHEREOF, STERLING COMMERCE and Company cause this Agreement to be executed by their duly authorized representatives identified below.

STERLING COMMERCE                              SATYAM INFOWAY (PRIVATE) LIMITED
INTERNATIONAL, INC.                            ("Company")
("STERLING COMMERCE")

By: /s/ Thomas A. Lutz                         By:  /s/ B. Ramalinga Raju
    ------------------------                      ----------------------------
Name:   Thomas A. Lutz                         Name: B. Ramalinga Raju
     -----------------------                        --------------------------
Title:  President                              Title: Chairman
      ----------------------                         -------------------------
Date:   17 Feb. 1997                           Date: 14 Feb. 1997
     -----------------------                        --------------------------

                                   EXHIBIT A
                                   ---------
                                 EC Technology

The EC Technology is the current version (as of the date of this Agreement) of the product known as COMMERCE:Exchange(TM), as described below.

COMMERCE:Exchange is an electronic commerce messaging environment based upon an integrated series of programs and services that provide scaleable network processing, standards-based messaging (including X 400 and SMTP/MIME), network security, mailbox administration, audits and controls, and network management/administration facilities.

COMMERCE:Exchange provides a controlled mechanism for both inbound and outbound message "store and forward" services. Both STMP/MIME (POP3) and X 400 message stores (P1, P7) are included. The mailbox supports all EDI and data types that can be contained in a SMTP/MIME or X 400 body part.

COMMERCE:Exchange currently provides the following message handling features:

 . Mailboxing Protocol:  POP3, X 400 MS

 . Messaging Types Supported:  MIME/SMTP, X 400

 . X 400 Standards:  1994

COMMERCE:Exchange includes a security firewall. Also provided are network sign-on controls, IDs and mailbox password protection.

COMMERCE:Exchange's disaster recovery manager provides full-time synchronization of configuration parameters and messaging data on a "hot backup" system connected over a LAN or WAN. The redundant system mirrors mailbox configuration information, partner profiles, and inbound and outbound data. Should a failure occur on the production unit, Sterling Commerce's client communication software, COMMERCE:Connection for the Internet(TM), is designed to automatically send data to the mirrored system.

COMMERCE:Exchange's mailbox administration tool provides the ability to establish mailbox configurations, perform mailbox maintenance, and track network processing.

The system architecture is designed to utilize Microsoft Windows NT diagnostic and remote management functionality, including SMS. In addition, COMMERCE:Exchange software modules have been designed to support SNMP in future releases.

COMMERCE:Exchange's encryption subsystem provides optional encryption/decryption support for the DES algorithm implemented with Sterling Commerce's COMMERCE:Connection for the Internet client. A 56 byte version of DES is supported for use in the United States and Canada while 40 byte (subject to U.S. government export approval) or 0 byte encryption can be utilized outside the United States and Canada.

                                   EXHIBIT B
                                   ---------
                              EC Network Services

The EC Network Services are the current version (as of the date of this Agreement) of the service offering known as COMMERCE:Network(TM) as described below.

COMMERCE:Network is an integrated series of, programs and services that provides electronic mailboxing, automatic mailslotting by document type(s), X400 capability, immediate and scheduled delivery, many document processing options, network control reports and audits, translation and conversion services, Internet Access; and interconnects with other messaging networks.

COMMERCE:Network supports multiple messaging formats for each communications method, a range of baud rates is supported (generally from 1,200 to 56,000 bps) using dial-up or dedicated lines. In addition to protocols commonly used for EDI, COMMERCE:Network also supports TCP/IP for Internet access and X 400, SNADS, PROFS and SMTP for the integration of human-readable and machine-readable messages.

COMMERCE:Network will support communication with companies using many widely accepted public EDI standards such as EDIFACT, ANSI X12, VICS, UCS and TDCC. It will also accommodate many private or proprietary formats as well.

COMMERCE:Network monitors the steps required to process, transmit and receive data. Scheduled on-line and off-line data archiving captures a variety of information in a deliberately redundant environment to enable recoverability. Also provided are network sign-on controls, IDs and mailbox password protection. In addition, users must comply with detailed profiles that dictate what documents may be exchanged between specific pairs of trading partners. Several levels of physical controls are in place to provide back-up power and a remote, hot site is maintained for disaster recovery.

Company is aware and understands that certain COMMERCE:Network related service capabilities or functions described above may not be in the EC Technology delivered as of the Effective Date of this Agreement. Hence, the parties agree that until such time as when such missing service capabilities or functions are incorporated into the EC Technology, delivered by STERLING COMMERCE to Company and installed and operable, the same, if technically feasible, will be performed by Sterling Commerce or its affiliates at their facilities.

                                   EXHIBIT C
                                   ---------
                                  EC Products

Products are those defined by the following Sterling Commerce product offerings:

Part I
------

COMMERCE:Connection for Windows
COMMERCE:Forms
COMMERCE:Catalog
COMMERCE:Doculink
COMMERCE:Links
COMMERCE:Library for Windows
CENTRAN:Director for Windows
CENTRAN:Integrator for Windows
CENTRAN:Smartforms

The current releases of the above EC Products, function and interface with the current release of the Technology.

Part II
-------

Then currently available video and computer based training (CBT) products (in English).

                                   EXHIBIT D
                                   Territory

The Territory is defined as the Territory of India.

                                   EXHIBIT E
                                   ---------
                               Transborder Rules

                               Transborder Rules

1.   General. Company acknowledges that the global marketing and support of the
     -------
     EC Offerings in its various located versions requires a substantial degree of co-ordination among Sterling Commerce and its various affiliates and providers throughout the world. Company further acknowledges that certain Multinational Customers, as defined below, will contract for, install and use the EC Offerings, as applicable, directly or through selected entities, in multiple jurisdictions. These Transborder Rules are intended to ensure that such Multinational Customers receive the EC Offerings in a prompt and effective manner, and that financial be taken into account by Sterling Commerce for all parties, including, Company and Sterling Commerce's other providers ("Providers").

2.   Multinational Customer. "Multinational Customer" means any potential or
     ----------------------
     existing customer, whether domiciled inside or outside of the Territory, that desires to contract for, install, use, or otherwise accept the EC Offerings, directly or through related entities, in more than a single jurisdiction. If a potential or existing customer domiciled in the Territory desires to contract for, install, use or otherwise accept the EC Offerings outside the Territory, directly or through a related entity, then such customer will be deemed a Multinational Customer. Similarly, if a potential or existing customer domiciled outside the Territory desires to contract for, install, use or otherwise accept the EC Offerings inside the Territory, directly or through a related entity, then such customer will be deemed a Multinational Customer.

3.   Reservation. Sterling Commerce expressly reserves the right to offer and
     -----------
     provide the EC Offerings to Multinational Customers, directly or through its affiliates or un-affiliated third parties. Upon receiving an inquiry or order from any potential or existing Multinational Customer, Company will promptly notify Sterling Commerce if and when the performance of such service, or support, delivery or installation of such product will be outside the Territory. Such notice will include (i) the name and address of the Multinational Customer, (ii) the intended location and pertinent entity of the EC Offering, (iii) the anticipated EC Offerings to be contracted for by such customer, and (iv) additional information that Sterling Commerce may request from time to time. Sterling Commerce and Company will in good faith determine how to respond to any such inquiry or order to best address the particular Multinational Customer's requirements and the financial and support considerations that must be taken into account by Sterling Commerce, including the effect and reconciliation of the fights and obligations of Sterling Commerce and the Providers in such outside jurisdiction.

4.   Substantial Contribution. Company will be entitled to receive a commission
     ------------------------
     from Sterling Commerce as set out in paragraph 5 hereunder if (i) Sterling Commerce or any Provider accepts an order from a Multinational Customer for installation, use or acceptance of the EC Offerings inside the Territory, or (ii) Sterling Commerce accepts an order from an end user Multinational Customer or a non-Multinational Customer, as provided in Section 2.2(d), for installation, use or acceptance of the EC Technology inside the Territory, and (iii) in either or both cases, Company has substantially contributed to soliciting such order and will not be receiving any revenues or other compensation from such order. Sterling Commerce will in good faith, but at its sole discretion, determine whether Company has substantially contributed to soliciting the order or is to provide services or products thereto.

5.   Commission; Payment. The commission payable to Company and the payment
     -------------------
     terms will be determined by the parties hereto on a contract by contract basis by negotiation in good faith.

6.   Services. Company will, at Sterling Commerce's specific written request,
     --------
     provide Multinational Customers with license grants, network services, installation, training, customization, maintenance and support services that may be required within the Territory. Company will provide such products and services, in whole or in part, under a subscription, license or service agreement executed directly with the Multinational Customer or its local related entity(ies) as a subcontractor of Sterling Commerce or the Provider, as Sterling, Commerce deems appropriate. Company will offer direct services and products at prices and under terms no less favorable than those that Company offers to its own customers; alternatively, Sterling Commerce and Company will establish Company's sub-contracting fee by prior agreement.

7.   Termination. Unless otherwise agreed, Company will not be entitled to any
     -----------
     commission with respect to orders from Multinational Customers or their related persons that Sterling Commerce may receive after the expiration or termination date of this Agreement or, if the order was received before the expiration or termination of this Agreement, that Sterling Commerce may accept one (1) month after such expiration or termination date.

                                   EXHIBIT F
                                   ---------
                       Exclusivity and Minimum Payments

A.   Exclusivity Payments
     --------------------

     As discussed in Section 2.2(d), in order for Company to retain the exclusivity rights thereunder, Company must pay to STERLING COMMERCE the following minimum amounts both for in-country and international traffic ("Exclusivity Payments") based on charges due STERLING COMMERCE which are only attributable to revenues from EC Network Services charges billed by Company (excluding communication charges):

Annual Term           Initial 6 Months Minimum            Year End Minimum
-----------           ------------------------            ----------------
First                         *****                            *****

Second                        *****                            *****

Third                         *****                            *****

Fourth                        *****                            *****

Fifth                         *****                            *****

For example purposes only: Assume that June 30/th/ is the end of the initial 6/th/ months period and December 31/st/ is the end of the Annual Term. The final payment for the initial 6/th/ months period is due July 30/th/ and January 30/th/ for the end of the Annual Term. The Second Annual Term is being utilized in the following examples.

 .    Example 1: For the initial 6/th/ month period, Company provided EC Network
     Services which earned STERLING COMMERCE charges equal to ***** or such period, Company paid STERLING COMMERCE charges totally *****, with an accrued balance of *****. Therefore, Company attained the minimum Exclusive Payments for the first half of the annual term. No Deficiency Payment would have to be paid by Company to retain its rights.

 .    Example 2: For the initial 6/th/ month period, Company provided EC Network
     Services which earned STERLING COMMERCE charges equal to *****. For such period, Company only paid STERLING COMMERCE charges totally ***** with an accrued balance of *****. Therefore, Company did not attain the minimum Exclusive Payments for the first half of the Annual Term. In order to retain its rights, Company must pay to STERLING COMMERCE an additional amount of ***** on or before July 30/th/ in order to retain its rights. The ***** Deficiency Payment can be credited against the ***** accrued balance when such amounts become due STERLING COMMERCE.

 .    Example 3: For December 31/st/, Company provided EC Network Services which earned STERLING COMMERCE charges equal to *****. For such period, Company paid

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

to retain Company's applicable right(s) within thirty (30) days after each six (6) months period. Such deficient payment amount(s) may be applied to any future charges due STERLING COMMERCE based on EC Network Services charges.

See Example 2 under Exclusivity Payments for the application of Deficiency Payments.

                                   EXHIBIT G
                                   ---------
                                Designated CPUs

                          CONDOR ( as of 97.1 Release)
                         A TYPICAL NEST IMPLEMENTATION
                                  December '96

RACK (depends on location and space requirements):
QTY      ITEM NUMBER         DESCRIPTION
---      -----------         -----------
1        TBD

SERVER: (Minimum requirements)

QTY      ITEM NUMBER         DESCRIPTION
---      -----------         -----------
HARDWARE:
1        D4305A              HP NETSERVER LS2 MODEL 1 ARRAY 5/166 64_
1        D2818A              HP 171N SVGA MONITOR
12       D3578A              HP 32MB RAM KIT
6        D3583A              HP 4GB DISK
1        D2968B              HP REMOTE ASSISTANT CARD
1        H5515A              HP SUPPORT PACK (7X24 4HR)
1        ITL-G-50760         INTEL PRO 100 PCI
1        J1460A              HP 8 PORT CONSOLE SWITCH
3        J1462A              HP 7FT SWITCH TO SERVER CABLES
1        70000840            DIGI AccelePort 8em
2                            DB25 Male-Female cable
2        3800PLUS            AT&T Comsphere Modem
OPERATING SOFTWARE
1        MCS-S-54183         MS WINDOWS NT SERVER v3.51
20       MCS-S-54186         MS WINDOWS NT ACCESS LICENSE

THIRD PARTY SOFTWARE
1                             MS SNA
1                             MS SMS
1                             OCTOPUS NT SERVER v 1.6
1           16606             SYBASE REPLICATION SERVER XI
1                             SYBASE SUPPORT FEES FOR REPLICATION
1           16630             SYBASE SQL SERVER XI
1                             SYBASE SUPPORT FEES FOR SQL
1                             SOFTWARE.COM POST OFFICE 1.9.3
1                             SOFTWARE.COM DNS
1                             NET-TEL ROUTE 400 MTA
1                             NET-TEL TCP/IP COMMUNICATIONS
1                             NET-TEL MESSAGE STORE
1                             NET-TEL ROUTE 400MTA ACCOUNTING
1                             NET-TEL ROUTE 400 RCF 822 SMTP GATEWAY
1                             NET-TEL TCPIP RFC 1006
1                             NET-TEL GATEWAY RUN TIME
1                             NET-TEL FAX AU single line
1                             NET-TEL Additional fax line
1                             NET-TEL Message Body Part Converter
1                             NET-TEL External Conversion Engine
1                             NET-TEL MAINTENANCE

FIREWALL:

QTY         ITEM NUMBER       DESCRIPTION
---         -----------       -----------
HARDWARE
1           D4305A            HP NETSERVER LS2 MODEL 1 ARRAY 5/166 64M
4           D3578A            HP 32MB RAM KIT
3           D3583A            HP 4GB DISK
1           D2968B            HP REMOTE ASSISTANT CARD
1           H5515A            HP SUPPORT PACK (7X24 4 HR)
2           ITL-G-50760       INTEL PRO 100 PCI
OPERATING SOFTWARE
1           MCS-S-54183       WINDOWS NT SERVER 3.51

THIRD PARTY SOFTWARE
1                             MS WIN NT Patch
1                             BIND494
1                             DNS
1                             RAPTOR EAGLE NT FIREWALL SOFTWARE
                              RAPTOR ANNUAL SOFTWARE SUPPORT CONTRACT

ROUTER:
QTY         ITEM NUMBER       DESCRIPTION
---         -----------       -----------
1           CISCO 4000 M      3 Slot Modular Multiprotocol Router
                              AC Power supply
1           SF G4C 11.1       4000 IOS IP only feature
1           NP 2E             Ethernet Ports NP Module
1           NP 4T             4 Serial Port NP Module
1           CAB V35MT         Male DTE V.35 Cable 10'
1           ACS NPRM          19in Rack Mount

COMMUNICATION EQUIPMENT:
QTY         ITEM NUMBER       DESCRIPTION
---         -----------       -----------
1           3C16671/3C16630   3COM 24-Port SNMP-Manageable Ethernet Hub
                              Link builder FMS II
                              includes 24 RJ-45 and 1 AUI Port
                              includes SNMP-Management card
6                             10BaseT cables

COMMUNICATION MONITORING:
QTY         ITEM NUMBER       DESCRIPTION
---         -----------       -----------
1           SS-4078-1MA       Network General Ethernet (10BaseT) Sniffer Server

MANAGEMENT, VOICE, and COMMERCE:Network (depends on requirements):
QTY         ITEM NUMBER       DESCRIPTION
---         -----------       -----------
1           TBD               MICOM

                                   EXHIBIT H
                                   ---------
                                 Business Plan

The format of the Business Plan submitted is left to the discretion or the Company. However, it should contain the elements portrayed in this exhibit.

                                 BUSINESS PLAN

COMPANY PROFILE

     -Staffing plans, including numbers of management, sales and technical personnel who will be marketing, providing, sublicensing, installing, facilitating, maintaining and supporting the EC Offerings within the Territory;

     -A profile of Company's staff and training plans for sales and technical personnel (including numbers anticipated to attend STERLING COMMERCE training);

     -3-year Customer and revenue projections for each EC Offering that COMPANY is proposing to represent.

MARKET SIZE:

     1. Number of major potential Hub customers for the EC Offerings and average number of potential Spokes for each Hub.

Major IT and economic trends within the Territory today and projected over the next 3 years. Projected economic and computer industry growth.

COMPETITION:

     1. Other major companies within the Territory and the vendors they represent;

     2. Number of competitors to COMMERCE:Network that are in the Territory and available information regarding the size of their customer base and relevant information regarding offerings.

     3. Plans and sales strategies to overcome competition across all EC Offerings.

PROSPECTS:

     1.   Top prospects listed by industry;

     2.   Prospect identification.

MARKETING:

     1. Marketing plan used to sell the EC offerings, including seminars and advertising;

     2.   Marketing and sales programs;

     3. Communications plan for Company's and STERLING COMMERCE's name and for the EC Offerings;

     4.   Plan for use of marketing materials to sell the EC Offerings;

     5.   Sales tools required to sell the EC Offerings.

Plan to support Company Customers of the EC Offerings
Detailed expectations of support to be anticipated from the Company

THE REQUIREMENTS DETAILED ABOVE MAY BE MODIFIED BY STERLING COMMERCE FROM TIME TO TIME

                                   EXHIBIT I
                                   ---------
                               Company Contracts

See attached agreements forms
-----------------------------

Sterling Commerce B.V. ("Sterling Commerce"), a subsidiary of Sterling Commerce, Inc., grants You a nonexclusive license to use the program contained in this package (the "Program") and the related documentation (the "Documentation") including any and all provided corrections, revisions, updates to the Program and Documentation. You assume responsibility for the installation, use and results obtained from the Program.

LICENSE

The Program may only be used on a single computer located within the European Union and only in connection with Your own regular business activities. You may not use the Program in a service bureau environment or for the benefit of any third party. You may physically transfer the Program from one computer to another provided that the Program is used on only one computer at a time.
In the event the Program contains a feature allowing the creation of screen templates, print templates and/or document turnaround maps, any templates and/or maps created by You ("Your Templates") may be provided to other property licensed users of the Program with which You transact business and which are located in the European Union. Your Templates will be deemed part of the Program and subject to the provisions of this agreement, except that no warranty of any kind is made and no maintenance or support services will be provided for Your Templates. In addition, this provision shall not be construed as a grant of rights to disclose any screen templates, print templates and/or document turnaround maps provided by Sterling Commerce. You agree that when Your Templates are provided to any other property licensed user of the Program with which You transact business, no charge will be made by You.

YOU MAY NOT OTHERWISE USE, COPY, MODIFY, DISCLOSE OR TRANSFER THE PROGRAM OR DOCUMENTATION, IN WHOLE OR IN PART, EXCEPT THAT YOU MAY MAKE ONE BACKUP COPY OF THE PROGRAM. IF YOU DISCLOSE OR TRANSFER POSSESSION OF THE PROGRAM OR DOCUMENTATION TO ANOTHER PARTY, OR USE THE PROGRAM AS A SERVICE TO ANOTHER PARTY, THIS AGREEMENT IS AUTOMATICALLY TERMINATED.

FEES

The Initial Program license fee ("Initial License Fee") covering the license and maintenance services for the first year of this agreement has been paid by You or will be paid by You upon receipt of Sterling Commerce's invoice. Annual renewal Program license fees ("Renewal License Fee") thereafter shall be due upon receipt of invoice based on Sterling Commerce's then current license fee schedule.

TERM

Except as otherwise provided herein, this agreement shall be effective for one year from the date of delivery to You, as evidenced by Sterling Commerce's shipping documents (the "Initial Program Year"), provided that You pay the Renewal License Fee as invoiced to You. This agreement will terminate if You fail to comply with any term or condition of this agreement, or if You fail to pay the Renewal License Fee. You agree upon any termination of this agreement to immediately cease all use of the Program and Documentation and destroy the Program and Documentation and to provide to Sterling Commerce written certification of such destruction.

TITLE; CONFIDENTIALITY

Title to and ownership of the Program and Documentation and all applicable rights to patents, copyrights, trademarks and trade secrets remain in Sterling Commerce and/or the respective manufacturer or author. Except as otherwise expressly provided in this agreement, You agree to maintain the Program and Documentation in confidence and You shall not sell, transfer, publish, disclose, display or otherwise make accessible the Program or Documentation, or any whole or partial copies, to any third party. You agree not to reverse, assemble or decompile the Program, in whole or in part, or examine the Program for the purpose of reverse engineering the code, except as and to the extent specifically authorized under applicable law.

MAINTENANCE AND SUPPORT SERVICES

During the term of this agreement, and provided that such services are generally made available, Sterling Commerce will:

1. Use reasonable efforts to correct or bypass any material error in the then current version of the Program;
2. Provide any changes in the Program made generally available by Sterling Commerce to its licensees to conform to revised industry standards as announced from time to time by the relevant generally accepted EDI standards committee(s);
3. Make available reasonable telephone support with respect to the Program licensed hereunder, during Sterling Commerce's normal business hours.

You agree to promptly replace the Program with any new version of the Program provided by Sterling Commerce.

STERLING COMMERCE, HOWEVER, DOES NOT REPRESENT OR WARRANT THAT EVERY DEFECT IN THE PROGRAM CAN OR WILL BE REPAIRED, OR THAT THE FUNCTIONS CONTAINED IN THE PROGRAM WILL MEET YOUR REQUIREMENTS, OR THAT THE OPERATION OF THE PROGRAM WILL BE UNINTERRUPTED OR ERROR FREE.

LIMITED WARRANTY

Sterling Commerce warrants that the media on which the Program is recorded is free from defects in materials and workmanship under normal use for a period of ninety (90) days from the date of delivery to You as evidenced by Sterling Commerce's shipping documents.

Sterling Commerce warrants that it has the right to authorize the use of the Program by You under this agreement. Sterling Commerce will hold You harmless and defend You against suits based on any claim that Your use of the Program under this agreement infringes on any patent, copyright, trademark or other proprietary right provided You give Sterling Commerce prompt written notice of such suits and permit Sterling Commerce to control the defense thereof. In the event of any such suit, Sterling Commerce may, at its option, terminate this agreement and give You a refund, as described below.

EXCEPT AS PROVIDED ABOVE, THE PROGRAM IS PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND, LIMITATIONS OF REMEDIES EITHER EXPRESSED OR IMPLIED.

Sterling Commerce's entire liability and Your exclusive remedy under this agreement shall be:

1. The replacement of any media not meeting Sterling Commerce's "ULTIMATE WARRANTY" and which are returned to Sterling Commerce during the first ninety
   (90) days from date of delivery; or
2. If Sterling Commerce fails or is unable to deliver replacement media which is free of defects in materials or workmanship, or fails or is unable to repair any such defect reported by You within a reasonable period of time, or in the event of an infringement as described above, Sterling Commerce may terminate this agreement by refunding the Initial License Fee to the extent then paid by You. Upon any such termination You agree to destroy the Program and Documentation and to provide to Sterling Commerce written certification of such destruction.

IN NO EVENT WILL STERLING COMMERCE BE LIABLE TO YOU OR TO ANY THIRD PARTY FOR ANY DAMAGES OR LOSSES, INCLUDING LOST PROFITS OR ANY OTHER DAMAGES ARISING OUT OF THE USE OR INABILITY TO USE THE PROGRAM EVEN IF STERLING HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, OR FOR ANY DAMAGES WHATSOEVER IN EXCESS OF THE INITIAL LICENSE FEE PAID BY YOU. THE EXCLUSION AND LIMITATION CONTAINED HEREIN WILL NOT APPLY ONLY IF ANY ONLY TO THE EXTENT THAT APPLICABLE LAW REQUIRES LIABILITY BEYOND AND DESPITE THIS EXCLUSION AND LIMITATION.

GENERAL

Except as otherwise provided in this agreement, You may not sublicense, assign or transfer this Agreement, the license granted hereunder, the Program, the Documentation or the Templates. Any attempt otherwise to sublicense, assign or transfer any of the rights, duties or obligations hereunder is void.

The preprinted terms and conditions of any purchase order or other ordering document issued by you in connection with this Agreement which are in addition to or inconsistent with the terms and conditions of this Agreement shall not be binding on Sterling Commerce and shall not be deemed to modify this Agreement. Customer acknowledges that the Program is unique and that Sterling Commerce is entitled to all legal and equitable remedies to protect its proprietary interest, including the right to obtain injunctive relief.

This Agreement will be governed by and construed in accordance with the laws of the Netherlands. The parties exclude application of the UN Convention on Contracts for the International Sale of Goods from this Agreement. You consent to the jurisdiction of the competent courts of Amsterdam, the Netherlands, for the resolution of all disputes in connection with this Agreement.

Any waiver hereunder shall be effective only if made in writing.

YOU ACKNOWLEDGE THAT YOU HAVE READ THIS AGREEMENT AND UNDERSTAND IT AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. YOU FURTHER AGREE THAT IT IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US WHICH SUPERSEDES ANY PROPOSAL OR PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ANY OTHER COMMUNICATIONS BETWEEN US RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT.

(c) UNLESS SUBJECT TO A SEPARATE AGREEMENT BETWEEN CUSTOMER AND ANY INTERCONNECT SERVICES PROVIDER, IN NO EVENT SHALL ANY INTERCONNECT SERVICES PROVIDER HAVE ANY LIABILITY TO CUSTOMER IN CONNECTION WITH THE PERFORMANCE OF THIS AGREEMENT.

8.  Confidentiality
    ---------------

(a) Customer acknowledges and agrees that the Documentation relating to the Services and all copies, partial copies and any and all revisions and modifications thereof, and the Services are confidential and proprietary and constitute valuable trade secrets of Sterling Commerce. Customer agrees it shall maintain the Documentation and the Services in confidence and shall not, nor shall it permit its employees to sell, publish, disclose, display or otherwise make accessible the Documentation, or any copies thereof, or the Services, in whole or in part, to any third party, or use the Documentation or Services for its own benefit or the benefit of others, except as expressly permitted under this Agreement. Notwithstanding any other termination provision of this Agreement, violation of any provision of this Section 8(a) shall be deemed to constitute a material breach of this Agreement and shall be the basis for immediate termination of this Agreement and the Services provided hereunder, and shall give Sterling Commerce the right to such immediate injunctive relief in addition to all other available remedies at law and in equity.

(b) Sterling Commerce agrees to utilize and employ commercially reasonable safety and security measures for Data transmission and processing and for protection against unauthorized access to Sterling Commerce's computerized transmissions with respect to Data contained in Customer's incoming and outgoing mailbox(es) or data being processed by Sterling Commerce. Except as authorized by Customer, Sterling Commerce will not disclose to any third party or use for its own benefit or use in any manner not contemplated by this Agreement any Data contained in Customer's incoming or outgoing mailbox(es) or being processed by Sterling Commerce. However, Sterling Commerce does not represent or guarantee in any manner that Data coming into Customer's mailbox(es) has been treated by the sender thereof as confidential or that Data transmitted from Customer's outgoing mailbox(es) will be treated by the recipient as confidential.

(c) Customer assumes full responsibility for monitoring and restricting the use of its password(s), user identification numbers and other security measures subject to control by Customer.

(d) The foregoing notwithstanding, a party's obligations hereunder shall not extend to any information, including Data, disclosed to that party (the "Receiving Party") by the owner of the party (the "Disclosing Party"), which:

    (i) the Receiving Party can establish by competent documentation, was known to the Receiving Party without restriction prior to disclosure to it by the Disclosing Party or was independently developed by the Receiving Party; or
    (ii) is now or hereafter comes into the public domain through no fault of the Receiving Party; or
    (iii) is disclosed to the Receiving Party without restriction on disclosure by a third party who has the lawful right to make such disclosure.

(e) The provisions of this Section 8 shall survive any termination or expiration of this Agreement.

9.  Equipment Approval.
    ------------------

If performance of Services under this Agreement requires connection of Customer
___________________________________.

10. Government Restrictions.
    -----------------------

Customer shall be solely responsible for compliance with any applicable government regulations relating to the exportation and/or importation of Data.

11. General.
    -------

(a) Titles and paragraph headings are for convenient reference and are not part of this Agreement. This Agreement supersedes any and all prior discussions and agreements between the parties relating to the Services, constitutes the entire agreement between the parties relating to the Services, and may be modified or superseded only by a written document signed by an authorized representative of each. There are no covenants, promises, agreements, conditions or understandings either oral or written, between the parties relating to the subject matter of this Agreement other than as set forth herein. No representation or warranty has been made by or on behalf of a party to this Agreement or any officer, director, agent, employee thereof, to induce the other party to enter into this Agreement, the representations and warranties expressly set forth herein. The preprinted terms and conditions of any purchase order or other ordering document issued by Customer in connection with this Agreement which are in addition to or inconsistent with the terms and conditions of this Agreement shall not be binding on Sterling Commerce and shall not be deemed to modify this Agreement. The parties hereto declare they have received this Agreement and all documents and notices hereto be drawn up in the English language. Les parties aux presentes sont avoir requis que la presente entente ains que les ecrits s'y reprodent rediges en anglais.

(b) Except for Customer's payment obligations hereunder, neither party shall be responsible for delays in any of its performance hereunder due to causes beyond its reasonable control, including, but not limited to, acts of God, strikes or inability to obtain materials on time.

(c) If any provision of this Agreement shall be deemed illegal or otherwise unenforceable, in whole or in part, that provision shall be severed or shall be enforced to the extent legally permitted and the remainder of the provision and the Agreement shall remain in full force and effect. The waiver of any right or election of any provision in one instance shall not affect any rights or remedies in another instance. A waiver shall be effective only if made in writing and signed by an authorized representative of the party making such waiver.

(d) All notices which either party is required or may desire to give the other party pertinent to this Agreement shall be given by addressing the communication to the address set forth below, and may be given by certified or registered mail, overnight carrier or cable. Such notices shall be deemed given on the date of receipt (or upon delivery of said notice. Either party may designate a different address for receipt of notices upon written notice to the other party.

(e) This Agreement shall be deemed accepted by Sterling Commerce at its office in Dublin, Ohio, and shall be governed by the laws of the State of Ohio, United States of America. Customer hereby submits to the nonexclusive jurisdiction of the State of Ohio or United States Federal courts located within the State of Ohio, United States of America. Customer agrees that process may be served upon Customer in a manner authorized by Ohio or United States law.

(f) Customer may not transfer or assign its rights, duties or obligations under this Agreement to any person or entity, in whole or in part, without the prior written consent of Sterling Commerce. Any such prohibited assignment shall be void

-----------------------------------------------------------------------------------------------------------------------------------
Agreement No.:____________________________________      Accepted by:                   Accepted by:
                                                                                       Sterling Commerce International, Inc., a
Effective Date:___________________________________      _______________                wholly-owned subsidiary of Sterling Commerce,
                                                        "Customer"                     Inc. "Sterling Commerce"



__________________________________________________      ___________________________    ____________________________________________
                                                        Signature                      Signature
Customer

__________________________________________________      ___________________________    ____________________________________________
Address                                                 Name                           Name

__________________________________________________
__________________________________________________      ___________________________    ____________________________________________
Telephone                                                             Title            Title
                                                        ___________________________________________________________________________
                                                        Customer specifically accepts the Warranty Disclaimer and Limitation of
                                                        Liability clauses of this agreement.

Sterling Commerce International, Inc.
4600 Lakehurst Court
Dublin, Ohio  43016
                                                        ___________________________    ____________________________________________
                                                        Signature                      Title

                                                        ___________________________
                                                        Name
-----------------------------------------------------------------------------------------------------------------------------------

                TERM PROGRAM LICENSE AGREEMENT (INTERNATIONAL)
                         GENTRAN:Integrator(TM) (External)

This Agreement is entered into, effective upon execution by both parties (the "Effective Date") between Sterling Commerce B.V. ("Sterling Commerce"), a wholly-owned subsidiary of Sterling Commerce, Inc. and the company named below ("Customer"), with respect to the software product GENTRAN:Integrator (the "Program") and the related user documentation (the "Documentation"). These terms and conditions shall also apply to any corrections, revisions or updates to the Program and Documentation provided by Sterling Commerce, and to any other feature or functionality provided by Sterling Commerce which are designed or intended to be used in conjunction with the Program, whether delivered with the Program or subsequently delivered.

GRANT OF LICENSE

Sterling Commerce grants to Customer a nonexclusive license to use the Program and Documentation in accordance with the terms of this Agreement. The Program may be used only on a single computer located within the European Union. Customer may physically transfer the Program from one computer to another provided that the Program is used on only one computer at a time. Customer may use the Program for its own regular internal business activities and for the purpose of creating templates and/or maps, as further described below. Except as explicitly permitted herein, and in no event may Customer use the Program in a service bureau environment or to process the date of any third party.

CREATION OF TEMPLATES

Utilizing GENTRAN:Integrator, Customer may create screen templates, print templates, application maps, transmission data file templates or document turnaround maps ("Templates") which may be provided to other properly licensed users of the Program which are located in the European Union, provided that Customer receives no monetary compensation for the provision of such Templates. The Templates will be deemed part of the Program and subject to the provisions of this Agreement, except that no warranty or infringement indemnity of any kind is made by Sterling Commerce with respect to the Templates, and no maintenance or support services will be provided by Sterling Commerce for the Templates. Customer will hold Sterling Commerce harmless and defend Sterling Commerce against suits or other proceedings based on any claim that the Templates infringe on any patent, copyright, trademark or other proprietary right, or any claim by a third party resulting from Customer's sue or provision of the Templates pursuant to this Agreement. Customer is not granted any right to disclose any screen templates, printer templates, application maps, transaction data file templates and/or document turnaround maps provided by Sterling Commerce to Customer.

CUSTOMER MAY NOT OTHERWISE USE, COPY, MODIFY, DISCLOSE OR TRANSFER THE PROGRAM OR DOCUMENTATION, IN WHOLE OR IN PART, EXCEPT THAT CUSTOMER MAY MAKE ONE BACKUP COPY OF THE PROGRAM. IF CUSTOMER DISCLOSES OR TRANSFERS POSSESSION OF THE PROGRAM, DOCUMENTATION OR TEMPLATES TO ANOTHER PARTY WHICH IS NOT A PROPERLY LICENSED USER OF THE PROGRAM OR USES THE PROGRAM OR TEMPLATES TO PROCESS DATA FOR A THIRD PARTY, THIS AGREEMENT IS AUTOMATICALLY TERMINATED.

LICENSE FEES

The Initial Program license fee ("Initial License Fee") covering the license and maintenance services for the first year of this agreement has been paid by You or will be paid by You upon receipt of Sterling Commerce's invoice. Annual renewal Program license fees ("Renewal License Fee") thereafter shall be due upon receipt of invoice based on Sterling Commerce's then current license fee schedule.

TERM

Except as otherwise provided herein, this agreement shall be effective for one year from the Effective Date (the "Initial Program Year"), and shall be renewed from year to year thereafter ("Renewal Program Years"), provided that Customer pays the Renewal License Fee as invoiced to Customer. This agreement will terminate if Customer fails to comply with any term or condition of this agreement, or if Customer fails to pay the Renewal License Fee. Customer agrees upon any termination of this agreement to immediately cease all use of the Program and Documentation and destroy the Program and Documentation and to provide to Sterling Commerce written certification of such destruction.

TITLE; CONFIDENTIALITY

Title to and ownership of the Program and Documentation and all applicable rights to patents, copyrights, trademarks and trade secrets remain in Sterling Commerce and/or the respective manufacturer or author. Except as otherwise expressly provided in this agreement, Customer agrees to maintain the Program and Documentation in confidence and Customer shall not sell, transfer, publish, disclose, display or otherwise make accessible the Program or Documentation, or any whole or partial copies, to any third party. Customer agrees not to reverse, assemble or decompile the Program, in whole or in part, or examine the Program for the purpose of reverse engineering the code, except as and to the extent specifically authorized under applicable law.

MAINTENANCE AND SUPPORT SERVICES

During the term of this agreement, Sterling Commerce will:

1. Use reasonable efforts to correct or bypass any material error in the then current version of the Program;
2. Provide any changes in the Program made generally available by Sterling Commerce to its licensees to conform to revised industry standards as announced from time to time by the relevant generally accepted EDI standards committee(s);
3. Make available reasonable telephone support with respect to the Program licensed hereunder, during Sterling Commerce's normal business hours.

Customer agrees to promptly replace the Program with any new version of the Program provided by Sterling Commerce.

STERLING COMMERCE DOES NOT REPRESENT OR WARRANT THAT EVERY DEFECT IN THE PROGRAM CAN OR WILL BE REPAIRED, OR THAT THE FUNCTIONS CONTAINED IN THE PROGRAM WILL MEET YOUR REQUIREMENTS, OR THAT THE OPERATION OF THE PROGRAM WILL BE UNINTERRUPTED OR ERROR FREE. CUSTOMER ASSUMES RESPONSIBILITY FOR THE SELECTION OF THE PROGRAM TO ACHIEVE CUSTOMER'S INTENDED RESULTS, FOR THE TEMPLATES, AND FOR THE INSTALLATION, USE AND RESULTS OBTAINED FROM THE PROGRAM, THE DOCUMENTATION AND THE TEMPLATES.

LIMITED WARRANTY; WARRANTY DISCLAIMER

Sterling Commerce warrants that the media on which the Program is recorded is free from defects in materials and workmanship under normal use for a period of ninety (90) days from the Effective Date.

Sterling Commerce warrants that it has the right to authorize the use of the Program and the documentation by Customer under this agreement. Sterling Commerce will hold Customer harmless and defend Customer against suits based on any claim that Customer's use of the Program under this agreement infringes on any patent, copyright, trademark or other proprietary right provided Customer gives Sterling Commerce prompt written notice of such suits and permit Sterling Commerce to control the defense thereof. In the event of any such suit, Sterling Commerce may, at its option, terminate this agreement and give Customer a refund, as described below.

EXCEPT AS PROVIDED ABOVE, THE PROGRAM IS PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESSED OR IMPLIED.

Sterling Commerce's entire liability and Your exclusive remedy under this agreement shall be:

1. The replacement of any media not meeting Sterling Commerce's "LIMITED WARRANTY" and which are returned to Sterling Commerce during the first ninety
   (90) days from date of delivery; or
2. If Sterling Commerce fails or is unable to deliver replacement media which is free of defects in materials or workmanship, or fails or is unable to repair any such defect reported by Customer within a reasonable period of time, or in the event of an infringement as described above, Sterling Commerce may terminate this agreement by refunding the Initial License Fee to the extent then paid by Customer. Upon any such termination Customer agrees to destroy the Program and Documentation and to provide to Sterling Commerce written certification of such destruction.

IN NO EVENT WILL STERLING COMMERCE BE LIABLE TO CUSTOMER OR TO ANY THIRD PARTY FOR ANY DAMAGES OR LOSSES, INCLUDING LOST PROFITS OR ANY OTHER DAMAGES ARISING OUT OF THE USE OR INABILITY TO USE THE PROGRAM EVEN IF STERLING HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, OR FOR ANY DAMAGES WHATSOEVER IN EXCESS OF THE INITIAL LICENSE FEE PAID BY CUSTOMER. THE EXCLUSION AND LIMITATION CONTAINED HEREIN WILL NOT APPLY ONLY IF ANY ONLY TO THE EXTENT THAT APPLICABLE LAW REQUIRES LIABILITY BEYOND AND DESPITE THIS EXCLUSION AND LIMITATION.

GENERAL

Except as otherwise provided in this agreement, Customer may not sublicense, assign or transfer this Agreement, the license granted hereunder, the Program, the Documentation or the Templates. Any attempt otherwise to sublicense, assign or transfer any of the rights, duties or obligations hereunder is void.

The preprinted terms and conditions of any purchase order or other ordering document issued by Customer in connection with this Agreement which are in addition to or inconsistent with the terms and conditions of this Agreement shall not be binding on Sterling Commerce and shall not be deemed to modify this Agreement.

Customer acknowledges that the Program is unique and that Sterling Commerce is entitled to all legal and equitable remedies to protect its proprietary interest, including the right to obtain injunctive relief.

This Agreement will be governed by and construed in accordance with the laws of the Netherlands. The parties exclude application of the UN Convention on Contracts for the International Sale of Goods from this Agreement. Customer consents to the jurisdiction of the competent courts of Amsterdam, the Netherlands, for the resolution of all disputes in connection with this Agreement.

                  PERPETUAL LICENSE AGREEMENT (INTERNATIONAL)
                              COMMERCE:Forms(TM)

Sterling Commerce B.V. ("Sterling Commerce"), a subsidiary of Sterling Commerce, Inc. provides the program(s) (the "Program") and the required documentation, and electronic forms, as applicable (the "Documentation"), and licenses their use. These terms and conditions shall also apply to any corrections, revisions or updates to the Program and Documentation provided by Sterling Commerce, and to any other feature or functionality provided by Sterling Commerce which are designed or intended to be used in conjunction with the Program. You assume responsibility for the selection of the Program to achieve your intended results, and for the installation, use and results obtained from the Program. As applicable, the terms and conditions of the network service agreement between you and Sterling Commerce's affiliate shall apply with respect to the
COMMERCE: Network services.

LICENSE

The Program may only be used on a single computer located within the European Union and only in connection with Your own regular business activities. You may not use the Program in a service bureau environment or for the benefit of any third party. You may physically transfer the Program from one computer to another provided that the Program is used on only one computer at a time.

You acknowledge that the Program is designated solely for the purpose of communication and with the utilization of Sterling Commerce's affiliate's network services.

YOU MAY NOT OTHERWISE USE, COPY, MODIFY, DISCLOSE OR TRANSFER THE PROGRAM OR DOCUMENTATION, IN WHOLE OR IN PART, EXCEPT THAT YOU MAY MAKE ONE BACKUP COPY OF THE PROGRAM.

IF YOU DISCLOSE OR TRANSFER POSSESSION OF THE PROGRAM OR DOCUMENTATION TO ANOTHER PARTY, OR USE THE PROGRAM AS A SERVICE TO ANOTHER PARTY, THIS AGREEMENT IS AUTOMATICALLY TERMINATED.

FEES

Applicable license fees for the Program and Documentation, plus shipping charges and applicable taxes, are due within thirty (30) days after the date of invoice.

TERM

This agreement shall commence the date of delivery to you, as evidenced by Sterling Commerce's shipping documents, and shall continue in perpetuity, except as otherwise provided herein. This agreement will terminate if you fail to comply with any term or condition of this agreement. You agree upon any termination of this agreement to immediately cease all use of the Program and Documentation and destroy the Program and Documentation and to provide to Sterling Commerce written certification of such destruction.

TITLE; CONFIDENTIALITY

Title to and ownership of the Program and Documentation and all applicable rights to patents, copyrights, trademarks and trade secrets remain in Sterling Commerce and/or the respective manufacturer or author. Except as otherwise expressly provided in this agreement, You agree to maintain the Program and Documentation in confidence and You shall not sell, transfer, publish, disclose, display or otherwise make accessible the Program or Documentation, or any whole or partial copies, to any third party. You agree not to reverse, assemble or decompile the Program, in whole or in part, or examine the Program for the purpose of reverse engineering the code, except as and to the extent specifically authorized under applicable law.

MAINTENANCE AND SUPPORT SERVICES

During the first ninety (90) days from the date of delivery of the Program to you, as evidenced by applicable shipping documents (the "Delivery Date"), Sterling Commerce will use reasonable efforts to correct or bypass any material error in the Program. Sterling Commerce will make available reasonable telephone support with respect to the Program licensed hereunder, during Sterling Commerce's normal business hours. Further, during the term of this agreement, Sterling Commerce will offer to you, at Sterling Commerce's then current published rates, all future versions of the Program developed by Sterling Commerce and generally made available.

STERLING COMMERCE, HOWEVER, DOES NOT REPRESENT OR WARRANT THAT EVERY DEFECT IN THE PROGRAM CAN OR WILL BE REPAIRED, OR THAT THE FUNCTIONS CONTAINED IN THE PROGRAM WILL MEET YOUR REQUIREMENTS, OR THAT THE OPERATION OF THE PROGRAM WILL BE UNINTERRUPTED OR ERROR FREE.

LIMITED WARRANTY

Sterling Commerce warrants that the media on which the Program is recorded is free from defects in materials and workmanship under normal use for a period of ninety (90) days from the Delivery Date.

Sterling Commerce warrants that it has the right to authorize the use of the Program by You under this agreement. Sterling Commerce will hold You harmless and defend You against suits based on any claim that Your use of the Program under this agreement infringes on any patent, copyright, trademark or other proprietary right provided You give Sterling Commerce prompt written notice of such suits and permit Sterling Commerce to control the defense thereof. In the event of any such suit, Sterling Commerce may, at its option, terminate this agreement and give You a refund, as described below.

NO OTHER WARRANTY IS EXPRESSED, AND NONE SHALL BE IMPLIED, EXCEPT FOR THE MAINTENANCE SERVICES PROVIDED ABOVE. THE ENTIRE RISK AS TO THE QUALITY AND PERFORMANCE OF THE PROGRAM IS WITH YOU.

LIMITATIONS OF REMEDIES

Sterling Commerce's entire liability and Your exclusive remedy under this agreement shall be:

1. The replacement of any media not meeting Sterling Commerce's "LIMITED WARRANTY" and which are returned to Sterling Commerce during the first ninety
   (90) days from Delivery Date;
2. The correction or bypass of any material error in the Program reported ______ during the first ninety (90) days from the Delivery Date; or
3. If Sterling Commerce fails or is unable to deliver replacement media which is free of defects in materials or workmanship, or fails or is unable to repair any such defect reported by You within a reasonable period of time, or in the event of an infringement as described above, Sterling Commerce may terminate this agreement by refunding the Initial License Fee to the extent then paid by You. Upon any such termination You agree to destroy the Program and Documentation and to provide to Sterling Commerce written certification of such destruction.

IN NO EVENT WILL STERLING COMMERCE BE LIABLE TO YOU OR TO ANY THIRD PARTY FOR ANY DAMAGES OR LOSSES, INCLUDING LOST PROFITS OR ANY OTHER DAMAGES ARISING OUT OF THE USE OR INABILITY TO USE THE PROGRAM EVEN IF STERLING HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, OR FOR ANY DAMAGES WHATSOEVER IN EXCESS OF THE INITIAL LICENSE FEE PAID BY YOU. THE EXCLUSION AND LIMITATION CONTAINED HEREIN WILL NOT APPLY ONLY IF ANY ONLY TO THE EXTENT THAT APPLICABLE LAW REQUIRES LIABILITY BEYOND AND DESPITE THIS EXCLUSION AND LIMITATION.

GENERAL

You may not sublicense, assign or transfer this Agreement, the license granted hereunder, the Program, the Documentation or the Templates. Any attempt otherwise to sublicense, assign or transfer any of the rights, duties or obligations hereunder is void.

The preprinted terms and conditions of any purchase order or other ordering document issued by you in connection with this Agreement which are in addition to or inconsistent with the terms and conditions of this Agreement shall not be binding on Sterling Commerce and shall not be deemed to modify this Agreement.

You acknowledge that the Program is unique and that Sterling Commerce is entitled to all legal and equitable remedies to protect its proprietary interest, including the right to obtain injunctive relief, and Sterling Commerce may enforce same against you.

This Agreement will be governed by and construed in accordance with the laws of the Netherlands. The parties exclude application of the UN Convention on Contracts for the International Sale of Goods from this Agreement. You consent to the jurisdiction of the competent courts of Amsterdam, the Netherlands, for the resolution of all disputes in connection with this Agreement.

Any waiver hereunder shall be effective only if made in writing.

YOU ACKNOWLEDGE THAT YOU HAVE READ THIS AGREEMENT AND UNDERSTAND IT AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. YOU FURTHER AGREE THAT IT IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US WHICH SUPERSEDES ANY PROPOSAL OR PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ANY OTHER COMMUNICATIONS BETWEEN US RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT.

                  PERPETUAL LICENSE AGREEMENT (INTERNATIONAL)
                   COMMERCE:Connection(R) Software Products

Sterling Commerce B.V. ("Sterling Commerce"), a subsidiary of Sterling Commerce, Inc. provides the program(s) (the "Program") and the required documentation, and electronic forms, as applicable (the "Documentation"), and licenses their use. These terms and conditions shall also apply to any corrections, revisions or updates to the Program and Documentation provided by Sterling Commerce, and to any other feature or functionality provided by Sterling Commerce which are designed or intended to be used in conjunction with the Program. You assume responsibility for the selection of the Program to achieve your intended results, and for the installation, use and results obtained from the Program. As applicable, the terms and conditions of the network service agreement between you and Sterling Commerce's affiliate shall apply with respect to the COMMERCE:Network services.

LICENSE

The Program may only be used on a single computer located within the European Union and only in connection with Your own regular business activities. You may not use the Program in a service bureau environment or for the benefit of any third party. You may physically transfer the Program from one computer to another provided that the Program is used on only one computer at a time.

You acknowledge that the Program is designated solely for the purpose of communication and with the utilization of Sterling Commerce's affiliate's network services.

YOU MAY NOT OTHERWISE USE, COPY, MODIFY, DISCLOSE OR TRANSFER THE PROGRAM OR DOCUMENTATION, IN WHOLE OR IN PART, EXCEPT THAT YOU MAY MAKE ONE BACKUP COPY OF THE PROGRAM.

IF YOU DISCLOSE OR TRANSFER POSSESSION OF THE PROGRAM OR DOCUMENTATION TO ANOTHER PARTY, OR USE THE PROGRAM AS A SERVICE TO ANOTHER PARTY, THIS AGREEMENT IS AUTOMATICALLY TERMINATED.

FEES

Applicable license fees for the Program and Documentation, plus shipping charges and applicable taxes, are due within thirty (30) days after the date of invoice.

TERM

This agreement shall commence the date of delivery to you, as evidenced by Sterling Commerce's shipping documents, and shall continue in perpetuity, except as otherwise provided herein. This agreement will terminate if you fail to comply with any term or condition of this agreement. You agree upon any termination of this agreement to immediately cease all use of the Program and Documentation and destroy the Program and Documentation and to provide to Sterling Commerce written certification of such destruction.

TITLE; CONFIDENTIALITY

Title to and ownership of the Program and Documentation and all applicable rights to patents, copyrights, trademarks and trade secrets remain in Sterling Commerce and/or the respective manufacturer or author. Except as otherwise expressly provided in this agreement, You agree to maintain the Program and Documentation in confidence and You shall not sell, transfer, publish, disclose, display or otherwise make accessible the Program or Documentation, or any whole or partial copies, to any third party. You agree not to reverse, assemble or decompile the Program, in whole or in part, or examine the Program for the purpose of reverse engineering the code, except as and to the extent specifically authorized under applicable law.

MAINTENANCE AND SUPPORT SERVICES

During the first ninety (90) days from the date of delivery of the Program to you, as evidenced by applicable shipping documents (the "Delivery Date"), Sterling Commerce will use reasonable efforts to correct or bypass any material error in the Program. Sterling Commerce will make available reasonable telephone support with respect to the Program licensed hereunder, during Sterling Commerce's normal business hours. Further, during the term of this agreement, Sterling Commerce will offer to you, at Sterling Commerce's then current published rates, all future versions of the Program developed by Sterling Commerce and generally made available.

STERLING COMMERCE, HOWEVER, DOES NOT REPRESENT OR WARRANT THAT EVERY DEFECT IN THE PROGRAM CAN OR WILL BE REPAIRED, OR THAT THE FUNCTIONS CONTAINED IN THE PROGRAM WILL MEET YOUR REQUIREMENTS, OR THAT THE OPERATION OF THE PROGRAM WILL BE UNINTERRUPTED OR ERROR FREE.

LIMITED WARRANTY

Sterling Commerce warrants that the media on which the Program is recorded is free from defects in materials and workmanship under normal use for a period of ninety (90) days from the Delivery Date.

Sterling Commerce warrants that it has the right to authorize the use of the Program by You under this agreement. Sterling Commerce will hold You harmless and defend You against suits based on any claim that Your use of the Program under this agreement infringes on any patent, copyright, trademark or other proprietary right provided You give Sterling Commerce prompt written notice of such suits and permit Sterling Commerce to control the defense thereof. In the event of any such suit, Sterling Commerce may, at its option, terminate this agreement and give You a refund, as described below.

NO OTHER WARRANTY IS EXPRESSED, AND NONE SHALL BE IMPLIED, EXCEPT FOR THE MAINTENANCE SERVICES PROVIDED ABOVE. THE ENTIRE RISK AS TO THE QUALITY AND PERFORMANCE OF THE PROGRAM IS WITH YOU.

LIMITATIONS OF REMEDIES

Sterling Commerce's entire liability and Your exclusive remedy under this agreement shall be:

1. The replacement of any media not meeting Sterling Commerce's "ULTIMATE WARRANTY" and which are returned to Sterling Commerce during the first ninety
   (90) days from Delivery Date;
2. The correction or bypass of any material error in the Program reported ______ during the first ninety (0) days from the Delivery Date; or
3. If Sterling Commerce fails or is unable to deliver replacement media which is free of defects in materials or workmanship, or fails or is unable to repair any such defect reported by You within a reasonable period of time, or in the event of an infringement as described above, Sterling Commerce may terminate this agreement by refunding the Initial License Fee to the extent then paid by You. Upon any such termination You agree to destroy the Program and Documentation and to provide to Sterling Commerce written certification of such destruction.

IN NO EVENT WILL STERLING COMMERCE BE LIABLE TO YOU OR TO ANY THIRD PARTY FOR ANY DAMAGES OR LOSSES, INCLUDING LOST PROFITS OR ANY OTHER DAMAGES ARISING OUT OF THE USE OR INABILITY TO USE THE PROGRAM EVEN IF STERLING HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, OR FOR ANY DAMAGES WHATSOEVER IN EXCESS OF THE INITIAL LICENSE FEE PAID BY YOU. THE EXCLUSION AND LIMITATION CONTAINED HEREIN WILL NOT APPLY ONLY IF ANY ONLY TO THE EXTENT THAT APPLICABLE LAW REQUIRES LIABILITY BEYOND AND DESPITE THIS EXCLUSION AND LIMITATION.

GENERAL

You may not sublicense, assign or transfer this Agreement, the license granted hereunder, the Program, the Documentation or the Templates. Any attempt otherwise to sublicense, assign or transfer any of the rights, duties or obligations hereunder is void.

The preprinted terms and conditions of any purchase order or other ordering document issued by you in connection with this Agreement which are in addition to or inconsistent with the terms and conditions of this Agreement shall not be binding on Sterling Commerce and shall not be deemed to modify this Agreement.

You acknowledge that the Program is unique and that Sterling Commerce is entitled to all legal and equitable remedies to protect its proprietary interest, including the right to obtain injunctive relief, and Sterling Commerce may enforce same against you.

This Agreement will be governed by and construed in accordance with the laws of the Netherlands. The parties exclude application of the UN Convention on Contracts for the International Sale of Goods from this Agreement. You consent to the jurisdiction of the competent courts of Amsterdam, the Netherlands, for the resolution of all disputes in connection with this Agreement.

Any waiver hereunder shall be effective only if made in writing.

YOU ACKNOWLEDGE THAT YOU HAVE READ THIS AGREEMENT AND UNDERSTAND IT AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. YOU FURTHER AGREE THAT IT IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US WHICH SUPERSEDES ANY PROPOSAL OR PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ANY OTHER COMMUNICATIONS BETWEEN US RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT.

                  PERPETUAL LICENSE AGREEMENT (INTERNATIONAL)
               COMMERCE:Connection(R) and GENTRAN:Smartforms(TM)
                       for Windows(R) Software Products

Sterling Commerce B.V. ("Sterling Commerce"), a subsidiary of Sterling Commerce, Inc. provides the program(s) (the "Program") and the required documentation, and electronic forms, as applicable (the "Documentation"), and licenses their use. These terms and conditions shall also apply to any corrections, revisions or updates to the Program and Documentation provided by Sterling Commerce, and to any other feature or functionality provided by Sterling Commerce which are designed or intended to be used in conjunction with the Program. You assume responsibility for the selection of the Program to achieve your intended results, and for the installation, use and results obtained from the Program. As applicable, the terms and conditions of the network service agreement between you and Sterling Commerce's affiliate shall apply with respect to the COMMERCE:Network services.

LICENSE

The Program may only be used on a single computer located within the European Union and only in connection with Your own regular business activities. You may not use the Program in a service bureau environment or for the benefit of any third party. You may physically transfer the Program from one computer to another provided that the Program is used on only one computer at a time.

You acknowledge that the Program is designated solely for the purpose of communication and with the utilization of Sterling Commerce's affiliate's network services.

YOU MAY NOT OTHERWISE USE, COPY, MODIFY, DISCLOSE OR TRANSFER THE PROGRAM OR DOCUMENTATION, IN WHOLE OR IN PART, EXCEPT THAT YOU MAY MAKE ONE BACKUP COPY OF THE PROGRAM.

IF YOU DISCLOSE OR TRANSFER POSSESSION OF THE PROGRAM OR DOCUMENTATION TO ANOTHER PARTY, OR USE THE PROGRAM AS A SERVICE TO ANOTHER PARTY, THIS AGREEMENT IS AUTOMATICALLY TERMINATED.

FEES

Applicable license fees for the Program and Documentation, plus shipping charges and applicable taxes, are due within thirty (30) days after the date of invoice.

TERM

This agreement shall commence the date of delivery to you, as evidenced by Sterling Commerce's shipping documents, and shall continue in perpetuity, except as otherwise provided herein. This agreement will terminate if you fail to comply with any term or condition of this agreement. You agree upon any termination of this agreement to immediately cease all use of the Program and Documentation and destroy the Program and Documentation and to provide to Sterling Commerce written certification of such destruction.

TITLE; CONFIDENTIALITY

Title to and ownership of the Program and Documentation and all applicable rights to patents, copyrights, trademarks and trade secrets remain in Sterling Commerce and/or the respective manufacturer or author. Except as otherwise expressly provided in this agreement, You agree to maintain the Program and Documentation in confidence and You shall not sell, transfer, publish, disclose, display or otherwise make accessible the Program or Documentation, or any whole or partial copies, to any third party. You agree not to reverse, assemble or decompile the Program, in whole or in part, or examine the Program for the purpose of reverse engineering the code, except as and to the extent specifically authorized under applicable law.

MAINTENANCE AND SUPPORT SERVICES

During the first ninety (90) days from the date of delivery of the Program to you, as evidenced by applicable shipping documents (the "Delivery Date"), Sterling Commerce will use reasonable efforts to correct or bypass any material error in the Program. Sterling Commerce will make available reasonable telephone support with respect to the Program licensed hereunder, during Sterling Commerce's normal business hours. Further, during the term of this agreement, Sterling Commerce will offer to you, at Sterling Commerce's then current published rates, all future versions of the Program developed by Sterling Commerce and generally made available.

STERLING COMMERCE, HOWEVER, DOES NOT REPRESENT OR WARRANT THAT EVERY DEFECT IN THE PROGRAM CAN OR WILL BE REPAIRED, OR THAT THE FUNCTIONS CONTAINED IN THE PROGRAM WILL MEET YOUR REQUIREMENTS, OR THAT THE OPERATION OF THE PROGRAM WILL BE UNINTERRUPTED OR ERROR FREE.

LIMITED WARRANTY

Sterling Commerce warrants that the media on which the Program is recorded is free from defects in materials and workmanship under normal use for a period of ninety (90) days from the Delivery Date.

Sterling Commerce warrants that it has the right to authorize the use of the Program by You under this agreement. Sterling Commerce will hold You harmless and defend You against suits based on any claim that Your use of the Program under this agreement infringes on any patent, copyright, trademark or other proprietary right provided You give Sterling Commerce prompt written notice of such suits and permit Sterling Commerce to control the defense thereof. In the event of any such suit, Sterling Commerce may, at its option, terminate this agreement and give You a refund, as described below.

NO OTHER WARRANTY IS EXPRESSED, AND NONE SHALL BE IMPLIED, EXCEPT FOR THE MAINTENANCE SERVICES PROVIDED ABOVE. THE ENTIRE RISK AS TO THE QUALITY AND PERFORMANCE OF THE PROGRAM IS WITH YOU.

LIMITATIONS OF REMEDIES

Sterling Commerce's entire liability and Your exclusive remedy under this agreement shall be:

1. The replacement of any media not meeting Sterling Commerce's "LIMITED WARRANTY" and which are returned to Sterling Commerce during the first ninety
   (90) days from Delivery Date;
2. The correction or bypass of any material error in the Program reported ______ during the first ninety (90) days from the Delivery Date; or
3. If Sterling Commerce fails or is unable to deliver replacement media which is free of defects in materials or workmanship, or fails or is unable to repair any such defect reported by You within a reasonable period of time, or in the event of an infringement as described above, Sterling Commerce may terminate this agreement by refunding the Initial License Fee to the extent then paid by You. Upon any such termination You agree to destroy the Program and Documentation and to provide to Sterling Commerce written certification of such destruction.

IN NO EVENT WILL STERLING COMMERCE BE LIABLE TO YOU OR TO ANY THIRD PARTY FOR ANY DAMAGES OR LOSSES, INCLUDING LOST PROFITS OR ANY OTHER DAMAGES ARISING OUT OF THE USE OR INABILITY TO USE THE PROGRAM EVEN IF STERLING HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, OR FOR ANY DAMAGES WHATSOEVER IN EXCESS OF THE INITIAL LICENSE FEE PAID BY YOU. THE EXCLUSION AND LIMITATION CONTAINED HEREIN WILL NOT APPLY ONLY IF ANY ONLY TO THE EXTENT THAT APPLICABLE LAW REQUIRES LIABILITY BEYOND AND DESPITE THIS EXCLUSION AND LIMITATION.

GENERAL

You may not sublicense, assign or transfer this Agreement, the license granted hereunder, the Program, the Documentation or the Templates. Any attempt otherwise to sublicense, assign or transfer any of the rights, duties or obligations hereunder is void.

The preprinted terms and conditions of any purchase order or other ordering document issued by you in connection with this Agreement which are in addition to or inconsistent with the terms and conditions of this Agreement shall not be binding on Sterling Commerce and shall not be deemed to modify this Agreement.

You acknowledge that the Program is unique and that Sterling Commerce is entitled to all legal and equitable remedies to protect its proprietary interest, including the right to obtain injunctive relief, and Sterling Commerce may enforce same against you.

This Agreement will be governed by and construed in accordance with the laws of the Netherlands. The parties exclude application of the UN Convention on Contracts for the International Sale of Goods from this Agreement. You consent to the jurisdiction of the competent courts of Amsterdam, the Netherlands, for the resolution of all disputes in connection with this Agreement.

Any waiver hereunder shall be effective only if made in writing.

YOU ACKNOWLEDGE THAT YOU HAVE READ THIS AGREEMENT AND UNDERSTAND IT AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. YOU FURTHER AGREE THAT IT IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US WHICH SUPERSEDES ANY PROPOSAL OR PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ANY OTHER COMMUNICATIONS BETWEEN US RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT.

                TERM PROGRAM LICENSE AGREEMENT (INTERNATIONAL)
 COMMERCE:Connection(R) and GENTRAN:Director(TM) for Windows Software Products

Sterling Commerce B.V. ("Sterling Commerce"), a subsidiary of Sterling Commerce, Inc., grants you ("You") a nonexclusive license to use the program contained in this package (the "Program") and the related documentation (the "Documentation") including any and all provided corrections, revisions, updates to the Program and Documentation. You assume responsibility for the installation, use and results obtained from the Program, as applicable, the terms and conditions of the network service agreement between You and Sterling Commerce's affiliate shall apply with respect to COMMERCE:Network services.

LICENSE

The Program may only be used on a single computer located within the European Union and only in connection with Your own regular business activities. You may not use the Program in a service bureau environment or for the benefit of any third party. You may physically transfer the Program from one computer to another provided that the Program is used on only one computer at a time.

In the event the Program contains a feature allowing the creation of screen templates, print templates and/or document turnaround maps, any templates and/or maps created by You ("Your Templates") may be provided to other property licensed users of the Program with which You transact business and which are located in the European Union. Your Templates will be deemed part of the Program and subject to the provisions of this agreement, except that no warranty of any kind is made and no maintenance or support services will be provided for Your Templates. In addition, this provision shall not be construed as a grant of rights to disclose any screen templates, print templates and/or document turnaround maps provided by Sterling Commerce. You agree that when Your Templates are provided to any other property licensed user of the Program with which You transact business, no charge will be made by You.

YOU MAY NOT OTHERWISE USE, COPY, MODIFY, DISCLOSE OR TRANSFER THE PROGRAM OR DOCUMENTATION, IN WHOLE OR IN PART, EXCEPT THAT YOU MAY MAKE ONE BACKUP COPY OF THE PROGRAM. IF YOU DISCLOSE OR TRANSFER POSSESSION OF THE PROGRAM OR DOCUMENTATION TO ANOTHER PARTY, OR USE THE PROGRAM AS A SERVICE TO ANOTHER PARTY, THIS AGREEMENT IS AUTOMATICALLY TERMINATED.

FEES

The Initial Program license fee ("Initial License Fee") covering the license and maintenance services for the first year of this agreement has been paid by You or will be paid by You upon receipt of Sterling Commerce's invoice. Annual renewal Program license fees ("Renewal License Fee") thereafter shall be due upon receipt of invoice based on Sterling Commerce's then current license fee schedule.

TERM

Except as otherwise provided herein, this agreement shall be effective for one year from the date of delivery to You, as evidenced by Sterling Commerce's shipping documents (the "Initial Program Year"), and shall be renewed from year to year thereafter ("Renewal Program Years"), provided that You pay the Renewal License Fee as invoiced to You. This agreement will terminate if You fail to comply with any term or condition of this agreement, or if You fail to pay the Renewal License Fee. You agree upon any termination of this agreement to immediately cease all use of the Program and Documentation and destroy the Program and Documentation and to provide to Sterling Commerce written certification of such destruction.

TITLE; CONFIDENTIALITY

Title to and ownership of the Program and Documentation and all applicable rights to patents, copyrights, trademarks and trade secrets remain in Sterling Commerce and/or the respective manufacturer or author. Except as otherwise expressly provided in this agreement, You agree to maintain the Program and Documentation in confidence and You shall not sell, transfer, publish, disclose, display or otherwise make accessible the Program or Documentation, or any whole or partial copies, to any third party. You agree not to reverse, assemble or decompile the Program, in whole or in part, or examine the Program for the purpose of reverse engineering the code, except as and to the extent specifically authorized under applicable law.

MAINTENANCE AND SUPPORT SERVICES

During the term of this agreement and provided that such services are generally made available, Sterling Commerce will:

1. Use reasonable efforts to correct or bypass any material error in the then current version of the Program;
2. Provide any changes in the Program made generally available by Sterling Commerce to its licensees to conform to revised industry standards as announced from time to time by the relevant generally accepted EDI standards committee(s);
3. Make available reasonable telephone support with respect to the Program licensed hereunder, during Sterling Commerce's normal business hours.

You agree to promptly replace the Program with any new version of the Program provided by Sterling Commerce.

STERLING COMMERCE, HOWEVER, DOES NOT REPRESENT OR WARRANT THAT EVERY DEFECT IN THE PROGRAM CAN OR WILL BE REPAIRED, OR THAT THE FUNCTIONS CONTAINED IN THE PROGRAM WILL MEET YOUR REQUIREMENTS, OR THAT THE OPERATION OF THE PROGRAM WILL BE UNINTERRUPTED OR ERROR FREE.

LIMITED WARRANTY

Sterling Commerce warrants that the media on which the Program is recorded is free from defects in materials and workmanship under normal use for a period of ninety (90) days from the date of delivery to You as evidenced by Sterling Commerce's shipping documents.

Sterling Commerce warrants that it has the right to authorize the use of the Program by You under this agreement. Sterling Commerce will hold You harmless and defend You against suits based on any claim that Your use of the Program under this agreement infringes on any patent, copyright, trademark or other proprietary right provided You give Sterling Commerce prompt written notice of such suits and permit Sterling Commerce to control the defense thereof. In the event of any such suit, Sterling Commerce may, at its option, terminate this agreement and give You a refund, as described below.

EXCEPT AS PROVIDED ABOVE, THE PROGRAM IS PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESSED OR IMPLIED.

Sterling Commerce's entire liability and Your exclusive remedy under this agreement shall be:

1. The replacement of any media not meeting Sterling Commerce's "LIMITED WARRANTY" and which are returned to Sterling Commerce during the first ninety
   (90) days from date of delivery; or
2. If Sterling Commerce fails or is unable to deliver replacement media which is free of defects in materials or workmanship, or fails or is unable to repair any such defect reported by You within a reasonable period of time, or in the event of an infringement as described above, Sterling Commerce may terminate this agreement by refunding the Initial License Fee to the extent then paid by You. Upon any such termination You agree to destroy the Program and Documentation and to provide to Sterling Commerce written certification of such destruction.

IN NO EVENT WILL STERLING COMMERCE BE LIABLE TO YOU OR TO ANY THIRD PARTY FOR ANY DAMAGES OR LOSSES, INCLUDING LOST PROFITS OR ANY OTHER DAMAGES ARISING OUT OF THE USE OR INABILITY TO USE THE PROGRAM EVEN IF STERLING HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, OR FOR ANY DAMAGES WHATSOEVER IN EXCESS OF THE INITIAL LICENSE FEE PAID BY YOU. THE EXCLUSION AND LIMITATION CONTAINED HEREIN WILL NOT APPLY ONLY IF ANY ONLY TO THE EXTENT THAT APPLICABLE LAW REQUIRES LIABILITY BEYOND AND DESPITE THIS EXCLUSION AND LIMITATION.

GENERAL

Except as otherwise provided in this agreement, You may not sublicense, assign or transfer this Agreement, the license granted hereunder, the Program, the Documentation or the Templates. Any attempt otherwise to sublicense, assign or transfer any of the rights, duties or obligations hereunder is void.

The preprinted terms and conditions of any purchase order or other ordering document issued by you in connection with this Agreement which are in addition to or inconsistent with the terms and conditions of this Agreement shall not be binding on Sterling Commerce and shall not be deemed to modify this Agreement.

You acknowledge that the Program is unique and that Sterling Commerce is entitled to all legal and equitable remedies to protect its proprietary interest, including the right to obtain injunctive relief.

This Agreement will be governed by and construed in accordance with the laws of the Netherlands. The parties exclude application of the UN Convention on Contracts for the International Sale of Goods from this Agreement. You consent to the jurisdiction of the competent courts of Amsterdam, the Netherlands, for the resolution of all disputes in connection with this Agreement.

Any waiver hereunder shall be effective only if made in writing.

YOU ACKNOWLEDGE THAT YOU HAVE READ THIS AGREEMENT AND UNDERSTAND IT AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. YOU FURTHER AGREE THAT IT IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US WHICH SUPERSEDES ANY PROPOSAL OR PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ANY OTHER COMMUNICATIONS BETWEEN US RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT.

      COMMERCE:Connection is a registered mark and GENTRAN:Director and
             COMMERCE:Network are marks of Sterling Commerce, Inc.
                Windows is a registered mark of Microsoft, Inc.

                             COMMERCE:Catalog(TM)

Sterling Commerce B.V. ("Sterling Commerce"), a subsidiary of Sterling Commerce, Inc., provides the program(s) contained in this package (the "Program") and the related documentation (the "Documentation") and licenses their use. These terms and conditions shall also apply to any corrections, revisions or updates to the Program and Documentation provided by Sterling Commerce, and to any other feature or functionality provided by Sterling Commerce which are designed or intended to be used in conjunction with the Program, whether delivered with this package or subsequently delivered. You assume responsibility for the installation, use and results obtained from the Program.

LICENSE

The Program may only be used on a single computer located within the European Union and only in connection with Your own regular business activities. You may not use the Program in a service bureau environment or for the benefit of any third party. You may physically transfer the Program from one computer to another provided that the Program is used on only one computer at a time.

In addition, the Program may only be used for the purpose of communication with and the utilization of Sterling Commerce's affiliate's network services, known as COMMERCE:Catalog. You agree that, in the event of use of the Program for any other purpose is required, appropriate licensing arrangements must be made.

YOU MAY NOT OTHERWISE USE, COPY, MODIFY, DISCLOSE OR TRANSFER THE PROGRAM OR DOCUMENTATION, IN WHOLE OR IN PART, INCLUDING FOR PURPOSES OF ERROR CORRECTION, EXCEPT THAT YOU MAY MAKE A REASONABLE NUMBER OF BACKUP COPIES OF THE PROGRAM PROVIDED SUCH COPY CONTAINS THE COPYRIGHT AND THE PROPRIETARY NOTICES AND LEGENDS OF STERLING COMMERCE AND/OR THE RESPECTIVE MANUFACTURER OR AUTHOR.

IF YOU DISCLOSE OR TRANSFER POSSESSION OF THE PROGRAM OR DOCUMENTATION TO ANOTHER PARTY, OR USE THE PROGRAM AS A SERVICE TO ANOTHER PARTY, THIS AGREEMENT IS AUTOMATICALLY TERMINATED.

FEES

The fees for use of the Program and Documentation are stated in the COMMERCE:Catalog Addendum to the Network Services Agreement by and between Sterling Commerce and your Company.

TERM

This agreement shall be effective for one (1) year from the date of delivery to you, as evidenced by Sterling Commerce's shipping documents, and shall continue through your entitled use of Sterling Commerce's affiliate's COMMERCE:Catalog services unless otherwise earlier terminated pursuant to this agreement. This agreement will terminate if You fail to comply with any term or condition of this agreement, or if You fail to pay the Renewal License Fee. You agree upon any termination of this agreement to immediately cease all use of the Program and Documentation and destroy the Program and Documentation and to provide to Sterling Commerce written certification of such destruction.

TITLE; CONFIDENTIALITY

Title to and ownership of the Program and Documentation and all applicable rights to patents, copyrights, trademarks and trade secrets remain in Sterling Commerce and/or the respective manufacturer or author. Except as otherwise expressly provided in this agreement, You agree to maintain the Program and Documentation in confidence and You shall not sell, transfer, publish, disclose, display or otherwise make accessible the Program or Documentation, or any whole or partial copies, to any third party. You agree not to reverse, assemble or decompile the Program, in whole or in part, or examine the Program for the purpose of reverse engineering the code, except as and to the extent specifically authorized under applicable law.

MAINTENANCE AND SUPPORT SERVICES

During the term of this agreement and provided that such services are generally made available, Sterling Commerce will:

1. Use reasonable efforts to correct or bypass any material error in the then current version of the Program;
2. Provide any changes in the Program made generally available at no charge by Sterling Commerce to its licensees;
3. Make available reasonable telephone support with respect to the Program licensed hereunder, during Sterling Commerce's normal business hours.

You agree to promptly replace the Program with any new version of the Program provided by Sterling Commerce.

STERLING COMMERCE, HOWEVER, DOES NOT REPRESENT OR WARRANT THAT EVERY DEFECT IN THE PROGRAM CAN OR WILL BE REPAIRED, OR THAT THE FUNCTIONS CONTAINED IN THE PROGRAM WILL MEET YOUR REQUIREMENTS, OR THAT THE OPERATION OF THE PROGRAM WILL BE UNINTERRUPTED OR ERROR FREE.

LIMITED WARRANTY

Sterling Commerce warrants that the media on which the Program is recorded is free from defects in materials and workmanship under normal use for a period of ninety (90) days from the date of delivery to You as evidenced by Sterling Commerce's shipping documents.

Sterling Commerce warrants that it has the right to authorize the use of the Program by You under this agreement. Sterling Commerce will hold You harmless and defend You against suits based on any claim that Your use of the Program under this agreement infringes on any patent, copyright, trademark or other proprietary right provided You give Sterling Commerce prompt written notice of such suits and permit Sterling Commerce to control the defense thereof. In the event of any such suit, Sterling Commerce may, at its option, terminate this agreement and give You a refund, as described below.

EXCEPT AS PROVIDED ABOVE, THE PROGRAM IS PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESSED OR IMPLIED, EXCEPT FOR THE MAINTENANCE SERVICES PROVIDED ABOVE, THE ENTIRE RISK AND THE QUALITY AND PERFORMANCE OF THE PROGRAM IS WITH YOU.

Sterling Commerce's entire liability and Your exclusive remedy under this agreement shall be:

1. The replacement of any media not meeting Sterling Commerce's "LIMITED WARRANTY" and which are returned to Sterling Commerce during the first ninety
   (90) days from date of delivery; or
2. If Sterling Commerce fails or is unable to deliver replacement media which is free of defects in materials or workmanship, or fails or is unable to repair any such defect reported by You within a reasonable period of time, or in the event of an infringement as described above, Sterling Commerce may terminate this agreement by refunding the Initial License Fee to the extent then paid by You. Upon any such termination You agree to destroy the Program and Documentation and to provide to Sterling Commerce written certification of such destruction.

IN NO EVENT WILL STERLING COMMERCE BE LIABLE TO YOU OR TO ANY THIRD PARTY FOR ANY DAMAGES OR LOSSES, INCLUDING LOST PROFITS OR ANY OTHER DAMAGES ARISING OUT OF THE USE OR INABILITY TO USE THE PROGRAM EVEN IF STERLING HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, OR FOR ANY DAMAGES WHATSOEVER IN EXCESS OF THE INITIAL LICENSE FEE PAID BY YOU. THE EXCLUSION AND LIMITATION CONTAINED HEREIN WILL NOT APPLY ONLY IF ANY ONLY TO THE EXTENT THAT APPLICABLE LAW REQUIRES LIABILITY BEYOND AND DESPITE THIS EXCLUSION AND LIMITATION.

GENERAL

You may not sublicense, assign or transfer this Agreement, the license granted hereunder, the Program, the Documentation or the Templates. Any attempt otherwise to sublicense, assign or transfer any of the rights, duties or obligations hereunder is void.

The preprinted terms and conditions of any purchase order or other ordering document issued by you in connection with this Agreement which are in addition to or inconsistent with the terms and conditions of this Agreement shall not be binding on Sterling Commerce and shall not be deemed to modify this Agreement.

You acknowledge that the Program is unique and that Sterling Commerce is entitled to all legal and equitable remedies to protect its proprietary interest, including the right to obtain injunctive relief.

This Agreement will be governed by and construed in accordance with the laws of the Netherlands. The parties exclude application of the UN Convention on Contracts for the International Sale of Goods from this Agreement. You consent to the jurisdiction of the competent courts of Amsterdam, the Netherlands, for the resolution of all disputes in connection with this Agreement.

Any waiver hereunder shall be effective only if made in writing.

YOU ACKNOWLEDGE THAT YOU HAVE READ THIS AGREEMENT AND UNDERSTAND IT AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. YOU FURTHER AGREE THAT IT IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US WHICH SUPERSEDES ANY PROPOSAL OR PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ANY OTHER COMMUNICATIONS BETWEEN US RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT.

                                   EXHIBIT J
                                   ---------
                             Monthly Billing Report

                             MONTHLY BILLING REPORT

 .    Attached is the form of Monthly Report required.

 .    STERLING COMMERCE'S financial year is 1 October to 30 September

 .    Monthly Reports are due as follows:

                   Month                            Report Due Date

                   October                          25
                   November                         25
                   December                         25
                   January                          25
                   February                         25
                   March                            25
                   April                            25
                   May                              25
                   June                             25
                   July                             25
                   August                           25
                   September                        25

 .    Agreement Submission:

          (i) First Page, Signature Page and Schedule(s)/Software License Agreement(s)/Order Form to be attached to Monthly Billing Report;

          (ii) Where not shown on Network Services Agreement include with Monthly Billing Report details in English language of:
               Payment Date, Date of Signature, Sterling Network Services, Delivery Date, Rights of Return, Duration, Renewal Terms

     (iii) Where not shown on Software License Agreement include with Monthly Billing Report details in English language of: Delivery Date, Evaluation Period (if any), Payment Date, Rights of Return, License Fee, Renewal Fee, Renewal Terms
     (iv) Variations of any Agreement to be pre-approved and submitted with Monthly Billing Report;
     (v) Full copy of Network Services Agreement/Software License Agreement(s)/Schedule(s) to be sent to STERLING COMMERCE within four weeks.

Sterling Commerce International Group
Distributor Billing Reports and payment requirements

To be sent by fax or ccmail to the attention of:
Gayle Mowery-Reynolds  Fax number: 1 (614) 793 7092
                       ccmail address: Gayle Mowery Reynolds@stercomm.com
                       Telephone: 1 (614) 793 7093

A.   As they occur - at least once a week:

          Copies of new contracts including pricing page

B.   Monthly, due on or before the 25th of each month, for each new account:

          Company name
          assigned mailbox number
          trading partner
          specified pricing information
          contract date
          start date and/or local invoice date
          Sterling Commerce product name(s)
          number of units sold
          other relevant information, as applicable

                                   EXHIBIT K
                                   ---------
                        Consideration and Payment Terms

A.   Consideration
     -------------

1.   EC Technology
     -------------

The fee for rights granted in this Agreement, including the right to use the EC Technology provided herein for the primary and secondary systems (mirrored backup), is ***** plus ***** of all Company invoiced charges for in country EC Network Services (For EC Network traffic confined to the Territory) incurred by the Company's Subscriber(s) with the exception of communication charges.

If, at any time during the second through fifth Annual Terms, Company attains the following corresponding amounts as paid and/or accrued to Sterling Commerce for EC Network Services only (in-country and international services) during the specified Annual Term, then for the remaining period of such Annual Term, the remittance due Sterling Commerce shall be reduced to ***** for in-country service only:

Second Annual Term: *****
Third Annual Term:  *****
Fourth Annual Term: *****
Fifth Annual Term:  *****

(a) Any additional fees for Operations Management, Communications Charges, Advanced Training Courses or Optional Software are negotiable as to necessity and price.
(b) An initial annual maintenance charges of ***** will be required. The second year's maintenance charges shall be discounted ***** from STERLING COMMERCE"s then current rates for the EC Technology. Annual maintenance charges for the EC Technology thereafter shall be at *****

2.   EC Network International Services
     ---------------------------------

International Service - For EC network traffic requiring network services
---------------------
outside of the assigned territory, Company and Sterling Commerce shall ***** the Company invoiced charges incurred by the Company's Subscriber(s) with the exception of communications charges for the respective Domestic and International services provided in the ratio that the Company shall remit ***** of such Company invoiced charges to STERLING COMMERCE.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   Communication Charges - Company retains ***** of communications charges
     ---------------------
that Company invoices Subscriber(s) both in In Country and International Service. "Communication charges" are any charges to Subscribers related to the recovery of the cost for connectivity between the Subscriber and the EC Technology. Such charges shall not exceed the recovery of actual costs plus reasonable profit margins.

4.   Company Pricing - Company is solely responsible for determining the pricing
     ---------------
to be charged to Subscriber(s) for the EC Network Services.

5.   EC Products
     -----------

For any and all of the EC Products that are sublicensed or sold, as applicable, COMPANY shall remit (i) a royalty of ***** of the license fees and annual software maintenance fees as stated in the then current International Price Schedules of Sterling Commerce applicable to the Territory, and (ii) ***** of the then current Sterling Commerce International Price Schedules, applicable to the Territory, for the video tape products and other educational products provided by Sterling Commerce.

6.   EC Support Services
     -------------------

EC Support Services as described in Section 4.10 of the Agreement will be individually quoted.

7.   General - Company assessed and collected taxes, duties and similar levies
     -------
from the Company Customers for the EC Offerings shall be deemed excluded from computing amounts due pursuant to this Exhibit K.

B.   Payment Terms
------------------

1. Payment of the initial license fee for EC Technology under Paragraph 1 shall be as follows:

     (i) ***** upon Company signing this Agreement and obtaining Reserve Bank of India approval

     (ii) ***** upon physical delivery of the EC Technology and designated CPUs to the designated site(s) in the Territory; and,

     (iii) ***** upon the successful completion of verification testing (criteria to be developed jointly by Company and Sterling Commerce; not to exceed 60 days).

2. Except for the first Annual Term, payment of annual maintenance fees for EC Technology under Paragraph 1 shall be due and payable no less than thirty (30) days prior to commencement of each applicable Annual Term. Any and all adjustments in annual maintenance due to purchases of licenses for EC Options to the EC Technology shall be payable pursuant to Sterling Commerce's then current payment policies.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3. Payment of amounts under Paragraphs 1 (to the extent of continuing charges) and 2 shall be due and payable upon the earlier of: (i) within sixty (60) days after the month in which Company has performed the services for the Subscriber or (ii) within 60 days of invoice of the Subscribers.

4. Payment of amounts under Paragraph 5 for license grants shall be due and payable within thirty (30) days after the month in which Sterling Commerce has delivered the software or other products to Company or permitted Company to deliver such items to the Company Customer. With respect to maintenance services, amounts due Sterling Commerce shall be due and payable within thirty
(30) days after the month in which such support services term commences for the Company Customer.

5. Payment of amounts under Paragraph 6 shall be due and payable within fifteen (15) days of invoice by STERLING COMMERCE unless otherwise agreed to by STERLING COMMERCE in writing.

                                  EXHIBIT L
                                  ---------
                         STERLING COMMERCE List Prices

To be delivered to Company at a later date.

                                  EXHIBIT M
                                  ---------
                           Registered User Agreement

This Agreement is made as of __________ 1997, between Sterling Commerce International, Inc., a Delaware corporation, with its principal offices at Dublin, Ohio, U.S.A. ("Sterling Commerce") and Satyam Infoway (Private) Limited, an Indian corporation, with its principal offices at Chennai, India ("Company").

Whereas, Sterling Commerce is the owner or an authorized user of the trademarks described in Attachment A of this Agreement (the "Marks"); and

Whereas, Company wants to use the Marks in connection with its marketing, support and distribution of certain electronic commerce services and products of Sterling Commerce (the "EC Offerings"), within India (the "Territory") in conjunction with the International Electronic Commerce Provider Agreement between the parties hereto (the "Provider Agreement").

NOW, THEREFORE, the parties agree as follows:

1.   Grant.
     -----

     Subject to this Agreement, Sterling Commerce hereby grants to Company, and Company hereby accepts from Sterling Commerce, the non-exclusive and non-transferable right to use the Marks solely in conjunction with its rights and obligations under the Provider Agreement.

2.   Use.
     ---

     Company will use the Marks solely in conjunction with and subject to this Agreement and the Provider Agreement.

3.   Ownership.
     ---------

     All Marks and related registrations or applications are and will remain the exclusive property of Sterling Commerce, its parent and its affiliates, and any and all proper third party manufacturers and authors. Company will not acquire any right in the Marks, except as contemplated in this Agreement or otherwise agreed to in writing. Company will not, without Sterling Commerce's permission in writing, register or attempt to register, directly or indirectly, any trademark, service mark, trade name, company name or other proprietary or commercial designation that is identical or confusingly similar to the Marks or that constitutes a translation thereof into the language(s) spoken within the Territory. Upon Sterling Commerce's request, Company will execute the instruments that may be appropriate to register, maintain or renew the registration of the Marks in Sterling Commerce's, its parent entity's or any of its affiliates' or any other Sterling Commerce designee(s)'s name within the Territory.

4.   Term.
     ----

     This Agreement will become effective, as of the date first set forth above, upon its execution by both parties hereto and will remain in effect thereafter until the Provider Agreement expires or is otherwise terminated.

5.   General.
     -------

     Sterling Commerce and Company are independent parties. Neither party has authority to bind the other party or act on its behalf. Company may not assign, delegate or otherwise transfer this Agreement or any of its rights or obligations hereunder without Sterling Commerce's prior approval. Sterling Commerce is permitted to assign this Agreement at any time with notice to Company. Company consents to any assignment in advance. Any waiver, amendment or other modification of this Agreement will not be effective unless in writing and signed by the party against whom enforcement is sought. This Agreement and the Provider Agreement, to the extent applicable, are the sole and exclusive agreements between the parties hereto as relates to the subject matter herein. All prior discussions and agreements, oral and written, are null and void. The laws of India, and all applicable United States federal trademark laws shall govern this Agreement.

     IN WITNESS WHEREOF, Sterling Commerce and Company cause this Agreement to be executed by their duly authorized representatives identified below.

Sterling Commerce International, Inc.        Satyam Infoway (Private) Limited

By:____________________________________      By:________________________________

Name:__________________________________      Name:______________________________

Title:_________________________________      Title:_____________________________

Date:__________________________________      Date:______________________________

                                 Attachment A
                                     Marks

COMMERCE:Connection for Windows
COMMERCE:Network
COMMERCE:Links
COMMERCE:Mail for Windows
COMMERCE:Library for Windows
GENTRAN:Director for Windows
GENTRAN:Integrator for Windows
GENTRAN:Smartforms
COMMERCE:Forms
COMMERCE:Doculink
COMMERCE Catalog

                                   EXHIBIT N
                                   ---------
                              Restricted Countries

COUNTRIES EMBARGOED under the U.S. EXPORT ADMINISTRATION REGULATIONS

          Cuba, Libya, North Korea

COUNTRIES subject to PARTIAL RESTRICTIONS under the U.S. EXPORT ADMINISTRATION REGULATIONS

          Afghanistan, Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Cambodia, Estonia, Iran, Kazakhstan, Kyrgyzstan Laos, Latvia, Lithuania, Moldova, Mongolia, People's Republic of China, Romania, Russia, Syria, Tajikistan, Turkmenistan, Ukraine, Uzbekistan, Vietnam

COUNTRIES EMBARGOED pursuant to U.N. RESOLUTIONS

          Haiti, Iraq, Federal Republic of Yugoslavia (Serbia, Montenegro, UN Protected Arms of Croatia and of Bosnia-Hercegovina)

                                   EXHIBIT O
                                   ---------
                             Investment Option and
                             Right of First Refusal

A.   Investment Option
     -----------------

1. STERLING COMMERCE shall have the right (the "Investment Option") to invest in and purchase an ownership interest in the Company's business as it relates to the electronic commerce products and services offered and performed in this Agreement by Company (the "EC Business"), or such subsequently divested or separate enterprise, in and up to a total percentage not to exceed the maximum permitted by India law, but not more than 50%, on or after the earlier of any of the following events:

     (a) Company elect to vest or otherwise create the EC Business as a separate entity;

     (b) Company has concluded an initial public investment offering or similar event;

     (c) At any time after the fourth anniversary of the Effective Date of this Agreement; or

     (d) When any of the events occur as described in Paragraph B of this Exhibit O.

2. STERLING COMMERCE's ownership participation shall include all forms of available investment classifications in the EC Business, including, but not limited to, equity shares and convertible debentures.

3. The Investment Option may be exercised by STERLING COMMERCE in any number of instances and at any percentage(s), subject to the total maximum percentage right, provided that if as a result of STERLING COMMERCE's initiation to elect to exercise the Investment Option, the EC Business is first divested from the Company, then STERLING COMMERCE is required to purchase no less than the maximum percentage then permitted by law or 50%, whichever is less.

4. The Investment Option shall be exercised in writing by STERLING COMMERCE ("Notice"), from time to time, at which time upon receipt of such notice, each party shall appoint one financial representative ("Evaluator(s)"), at such party's sole expense, to evaluate, appraise and determine the value of the EC Business in order to present to the other party and its respective Evaluator their respective conclusions. Each party shall promptly advise the other party of the identity of its appointed Evaluator. Each party shall use best efforts to cause its Evaluator to submit such Evaluator's conclusions in detail and in writing within thirty (30) days of date of the Notice. Both parties shall reasonably cooperate with each other's Evaluator, and Company agrees to provide reasonable access to all financial, business and marketing information related to the EC Business to the Evaluators.

5. If the Evaluators' conclusions are in disagreement, then such parties shall promptly be instructed to meet and confer and attempt in good faith to amicably reach a joint valuation decision within twenty (20) days after the submission of each other's conclusions to the other party. If a mutual decision ("Joint Decision") is reached then the value of the EC Business for purposes of the Investment Option shall be finally and unappealable as jointly determined by both Evaluators. If a Joint Decision is not satisfactorily reached, then both Evaluators shall, within live (5) days, appoint a third party ("Mediator") to review both Evaluators' previously submitted conclusions. The Mediator shall within fifteen (15) days after receipt of the Evaluators' conclusions, issue a final and unappealable decision ("Mediator's Decision"). The Mediator's expenses shall be equally borne by both parties hereto.

6. Once the then current value of the EC Business has been determined, then STERLING COMMERCE shall have thirty (30) days after receipt of either the Joint Decision or the Mediator's Decision ("Valuation"), to determine in writing to Company what percentage ownership in the EC Business it desires to purchase. Thereafter, both parties shall proceed in an expeditious manner to conclude the transaction in a form and manner as mutually agreed to by the parties, including, without limitation, taking into consideration, the divestiture of the EC Business from the Company and the formation of a separate legal entity thereafter, the business structure (ex., partnership or corporation), due diligence issues and governmental approval processes, investment partner or shareholder ancillary agreements.

7. Should at such time as when STERLING COMMERCE has elected to purchase 49-50% of the EC Business then Company agrees to afford STERLING COMMERCE the investment privileges reflective of equal ownership in the EC Business, including, but not limited to, equal representation on the board of directors, first right of refusal to purchase the other owner's interest in the EC Business, and unanimous approval of both parties in regard to important issues such as, and without limitation, increase in the capital (authorized as well as issued), involvement in any new line of activities, the sale of any assets of the business outside the normal course of business, substantial capital expenditure in excess of that which is agreed to in the budget, appointment of statutory auditors, appointment of working directors and chief executives.

B.   First Right of Refusal
     ----------------------

1. Should at any time during the term of this Agreement, and subject to Paragraph B(4) below, Company intend or does offer to or considers any firm offer from a third party to (i) sale or purchase any ownership rights in or to the EC Business or (ii) sale or purchase substantially all of the asset's or rights of the EC Business, then STERLING COMMERCE shall be entitled to a right of first refusal ("First Right Option") to purchase such affected ownership rights at terms and conditions no less favorable than as presented to or from such third party. Ownership investment in the Company, as a whole, shall not be considered as an opportunity for the exercise by STERLING COMMERCE of its First Right Option.

2. STERLING COMMERCE shall have thirty (30) days after receipt of such written offer details to elect to exercise its First Right Option. If elected by STERLING COMMERCE to proceed with the transaction, then the parties agree to take reasonable efforts in concluding the purchase/sale transaction in accordance with the material terms of the presented offer.

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3.   If STERLING COMMERCE fails to exercise its First Right Option or elects not to proceed with the presented offer, then Company shall be entitled to proceed with and conclude its transaction with the intended third party purchaser pursuant to the material terms in the presented offer. However, the offer must be resubmitted to STERLING COMMERCE, if, for any reason (i) the transaction terms with the intended third party becomes more advantageous for any reason, including price and payment terms, or (ii) the transaction with the intended third party is not concluded within nine (9) months of STERLING COMMERCE's election or failure not to exercise its First Right Option.

4. The First Right Option shall expire if and when STERLING COMMERCE exercises its Investment Option at any time.

C.   General
     -------

1. Both parties acknowledge and understand that STERLING COMMERCE's exercise of its Investment Option or its First Right Option, does not commit either party to extend the term of this Agreement.

2. At any time after STERLING COMMERCE has exercised the Investment Option or the First Right Option, if the Company and STERLING COMMERCE mutually agree to allot shares in the formed entity to financial institutions, the public or any other third party, then Company and STERLING COMMERCE agree to reduce their respective ownership investment in the formed entity equally so that both parties will hold in the remaining ownership investment in the same proportion as they were holding before such offer to the third parties.

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